                                                                    EXHIBIT 99.1

[HERITAGE PROPERTY INVESTMENT TRUST, INC. LOGO]

                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                                  JUNE 30, 2002
                                   (UNAUDITED)

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                     NOTICE

This supplemental operating and financial data package is intended to supplement the Company's unaudited consolidated financial statements for the three and six months ended June 30, 2002, which are included in the Company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission simultaneously herewith. In reading the Company's Form 10-Q and this supplemental operating and financial data package, readers should note that as the Company's initial public offering was not completed until April 29, 2002, the Company's financial statements included in the Form 10-Q for the six months ended June 30, 2002 do not reflect the initial public offering or certain other transactions consummated by the Company, including certain property acquitions, for the entire six month period. As a result, the Company believes that its actual financial statements for the six months ended June 30, 2002 do not present readers with the most meaningful presentation of the Company's financial condition without consideration of the effect of the initial public offering and these other transactions as if these events occurred on January 1, 2002.

In order to provide the most meaningful presentation, the Company has included in this supplemental operating and financial data package beginning on page 41, pro forma financial information for the six months ended June 30, 2002, which has been prepared as if the initial public offering and the other transactions consummated in connection therewith, had been completed as of January 1, 2002. In addition, the Company has included pro forma Funds from Operations and pro forma selected ratios for the six months ended June 30, 2002.

Some of the statements contained in the supplemental operating and financial data constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similiar expressions concerning matters that are not historical facts. The forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The factors that could cause actual results to differ materially from current expectations include financial performance and operations of our shopping centers, including of our tenants, real estate conditions, future bankruptcies of our tenants, execution of shopping center redevelopment programs, our ability to finance our operations, successful completion of renovations, completion of pending acquisitions, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission. The forward-looking statements contained herein represent the Company's judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                      INDEX

                                                                      Page
                                                                      ----
Corporate Profile                                                        3
Investor Information                                                     4
Financial Highlights                                                     5
Consolidated Balance Sheets                                              6
Consolidated Income Statements                                           7
Funds From Operations                                                    8
EBITDA                                                                   9
Selected Ratios                                                         10
Capital Structure                                                       11
Debt Analysis                                                        12-14
Other Securities                                                        15
Property Overview Summary                                               16
Portfolio Overview - Geographic Distribution                            17
Top Tenants                                                             18
Anchor Lease Expiration Roll Out                                        19
Non-Anchor Lease Expiration Roll Out                                    20
Total Lease Expiration Roll Out                                         21
Historical Leasing Production                                           22
Historical Capital Expenditures                                         23
Same Property Analysis                                                  24
Property Listing                                                     24-34
Property Listing Notes                                                  35
Value Creation Pipeline -  2002 Acquisitions / Dispositions             36
Value Creation Pipeline - 2002 Acquisitions Detail                   37-40
Pro Forma Financial Information Presentation                            41
Pro Forma Condensed Consolidated Income Statement                       42
Pro Forma Condensed Consolidated Income Statement Notes              43-45
Pro Forma FFO                                                           46
Pro Forma Ratios                                                        47

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                CORPORATE PROFILE

GENERAL DESCRIPTION

We are a fully integrated, self-administered and self-managed real estate investment trust, or REIT, that acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States. As of June 30, 2002, we had a portfolio of 149 shopping centers totaling approximately 25.4 million square feet of company-owned gross leasable area, located in 26 states. Our shopping center portfolio was approximately 93% leased as of June 30, 2002. We also own 4 office buildings and 11 single tenant properties.

CORPORATE OFFICE

     535 Boylston Street
     Boston, MA 02116
     617-247-2200
     www.Heritagerealty.com

REGIONAL OFFICES

     Lighthouse Point, Florida       Lenexa, Kansas            Omaha, Nebraska
     Northbrook, Illinois            Louisville, Kentucky      Great Neck, New York
     Peoria, Illinois                Roseville, Minnesota      Charlotte, North Carolina
     Hanover Park, Illinois          Florissant, Missouri      Mequon , Wisconsin
     Speedway, Indiana

STOCK LISTINGS

     New York Stock Exchange: HTG

CREDIT RATINGS

     Standard & Poor's: BBB-(1)
     Moody's - Ba2

     (1) On August 1, 2002, Standard & Poor's raised the credit rating to BBB-.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

INQUIRIES:

     Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquires to the following:

                                 Peter Prodromou
                             Trinity Communications
                               399 Boylston Street
                                Boston, MA 02116

                               Phone: 617-292-7391
                        email: pprodromou@trinitynet.com

HERITAGE WEBSITE:    www.heritagerealty.com

RESEARCH COVERAGE:

     Goldman Sachs             David Kostin         212-902-6781
                               James Kammert        212-855-0670

     Merrill Lynch             Steve Sakwa          212-449-0335
                               Craig Schmidt        212-449-1944

     Morgan Stanley            Matthew Ostrower     212-761-6284
                               Alan Calderon        212-761-8564

     UBS Warburg               Stuart Seeley        212-713-9771
                               Ian Weissman         212-713-8602

     Wachovia Securities       Jeffrey Donnelly     617-603-4262
                               Eric Rothman         617-603-4263

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                              FINANCIAL HIGHLIGHTS
                          (unaudited and in thousands)

                                                        Three months ended            Six months ended
                                                             June 30,                     June 30,
                                                   ---------------------------   ---------------------------
                                                       2002           2001           2002           2001
                                                   ------------   ------------   ------------   ------------
Funds from Operations (FFO)                        $      9,030   $      7,153   $     18,729   $     14,271
  FFO per share - Basic                            $       0.29   $       1.05   $       0.99   $       2.09
  FFO per share - Diluted                          $       0.29   $       1.04   $       0.99   $       2.08
  FFO per share growth rate                               -72.0%                        -52.5%

Adjusted Funds from Operations (AFFO)              $      7,331   $      2,902   $     13,257   $      6,185
  AFFO per share - Basic                           $       0.24   $       0.43   $       0.70   $       0.91
  AFFO per share - Diluted                         $       0.24   $       0.42   $       0.70   $       0.90
  AFFO per share growth rate                              -44.0%                        -22.5%

EBITDA                                             $     46,482   $     42,976   $     91,138   $     85,920
  EBITDA per share - Basic                         $       1.51   $       6.29   $       4.84   $      12.58
  EBITDA per share - Diluted                       $       1.50   $       6.27   $       4.81   $      12.54
  EBITDA per share growth rate                           -75.95%                       -61.57%

Net Loss Attributable to Common Shareholders       $    (14,738)  $     (8,243)  $    (20,935)  $    (14,066)
  Basic                                            $      (0.48)  $      (1.21)  $      (1.11)  $      (2.06)
  Diluted                                          $      (0.48)  $      (1.21)  $      (1.11)  $      (2.06)

Dividends Paid per Share and Unit                  $       0.60   $       1.76   $       2.23   $       3.51
  Payout ratio of diluted FFO per share                     148%            67%           128%            67%
  Payout ratio of diluted AFFO per share                    171%            87%           153%            86%

Other Income/Expense Items:
  Total income, including discontinued operations  $     69,405   $     63,731   $    135,950   $    129,172
  Straight line rent                               $        799   $      1,103   $      1,442   $      2,012
  Lease termination fees                           $        373   $        934   $        473   $      1,078
  Amortization of stock compensation               $      4,714   $        307   $      5,155   $        731
  Capitalized interest                             $         52   $          -   $         98   $          -

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                           CONSOLIDATED BALANCE SHEETS
                            (IN THOUSANDS OF DOLLARS)

                                                                            June 30, 2002   December 31, 2001
                                                                           --------------   -----------------
     ASSETS                                                                  (unaudited)
Real estate investments, net                                               $    1,966,923   $       1,845,168
Cash and cash equivalents                                                           3,888               6,146
Accounts receivable, net of allowance for doubtful accounts of
     $7,328 in 2002 and $7,473 in 2001                                             22,510              23,639
Prepaids and other assets                                                          11,075              13,628
Deferred financing and leasing costs                                               15,050              18,684
                                                                           --------------   -----------------
               TOTAL ASSETS                                                $    2,019,446   $       1,907,265
                                                                           ==============   =================

     LIABILITIES, REDEEMABLE EQUITY AND SHAREHOLDERS' EQUITY

Liabilities:
     Mortgage loans payable                                                       540,423             492,289
     Unsecured notes payable                                                      201,490             201,490
     Line of credit facility                                                      210,000             343,000
     Subordinated debt                                                                  -             100,000
     Accrued expenses and other liabilities                                        64,875              69,931
     Accrued distributions                                                         18,553              12,041
                                                                           --------------   -----------------
               Total liabilities                                                1,035,341           1,218,751
                                                                           --------------   -----------------
Series B Preferred Units                                                           50,000              50,000
Series C Preferred Units                                                           25,000              25,000
Exchangeable limited partnership units                                              8,268                 527
Other minority interests                                                            2,425               2,425
                                                                           --------------   -----------------
               Total minority interests                                            85,693              77,952
                                                                           --------------   -----------------

Redeemable equity:
     Series A 8.5% Cumulative Convertible Participating
          Preferred Stock, $.001 par value, 3,743,315 shares issued
          and outstanding at December 31, 2001; and common stock,
          $.001 par value, 1,256,685 shares issued and outstanding at
          December 31, 2001                                                             -             123,094
                                                                           --------------   -----------------

Shareholders' equity:
     Series A 8.5% Cumulative Convertible Participating Preferred Stock,
          $.001 par value; 0 and 25,000,000 shares authorized at June
          30, 2002 and December 31, 2001, respectively; 0 and
          16,598,452 shares issued and outstanding at June 30, 2002
          and December 31, 2001 respectively                                            -                  16
     Common stock, $.001 par value; 200,000,000 and 70,000,000 shares authorized at June 30, 2002 and December 31, 2001,
          respectively; 41,349,208 and 5,561,635 shares issued and
          outstanding at June 30, 2002 and December 31, 2001,
          respectively                                                                 41                   6
     Additional paid-in capital                                                 1,002,341             551,623
     Cumulative distributions in excess of net income                            (103,970)            (55,435)
     Accumulated other comprehensive loss                                               -              (8,742)
                                                                           --------------   -----------------
               Total shareholders' equity                                         898,412             487,468
                                                                           --------------   -----------------
               Total liabilities, redeemable equity and shareholders'
                    equity                                                 $    2,019,446   $       1,907,265
                                                                           ==============   =================

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                         CONSOLIDATED INCOME STATEMENTS
                          (unaudited and in thousands)

                                                                 For the Three Months Ended     For the Six Months Ended
                                                                           June 30,                     June 30,
                                                                 ---------------------------   ---------------------------
                                                                     2002           2001           2002           2001
                                                                 ------------   ------------   ------------   ------------
Income:
     Rentals                                                     $     52,748   $     49,778   $    101,611   $     98,675
     Percentage rent                                                      914            608          3,682          2,755
     Recoveries from tenants                                           15,639         13,216         30,475         27,427
     Interest and other                                                    25             66             40            193
                                                                 ------------   ------------   ------------   ------------
          Total Income                                                 69,326         63,668        135,808        129,050
                                                                 ------------   ------------   ------------   ------------
Expenses:
     Property operating expenses                                        9,537          8,232         19,469         18,740
     Real estate taxes                                                  9,871          9,796         19,395         18,841
     Depreciation and amortization                                     17,138         15,473         34,518         30,810
     Interest                                                          17,633         21,878         38,754         43,954
     Interest - related party                                               -            763              -          2,027
     General and administrative                                        10,404          2,917         13,650          6,081
                                                                 ------------   ------------   ------------   ------------
          Total expenses                                               64,583         59,059        125,786        120,453
                                                                 ------------   ------------   ------------   ------------
          Income before net gains (losses)                              4,743          4,609         10,022          8,597
Net gains on sales of real estate investments                               -              4          1,374          2,343
Net derivative (losses) gains                                          (7,616)           (81)        (7,766)           431
                                                                 ------------   ------------   ------------   ------------
     (Loss) income before allocation to minority interests             (2,873)         4,532          3,630         11,371
Income allocated to Series B & C Preferred Units                       (1,664)        (1,664)        (3,328)        (3,328)
                                                                 ------------   ------------   ------------   ------------
     (Loss) income before discontinued operations and
     extraordinary item                                                (4,537)         2,868            302          8,043
Operating income from discontinued operations                              79             63            142            122
                                                                 ------------   ------------   ------------   ------------
     (Loss) income before extraordinary item                           (4,458)         2,931            444          8,165
Extraordinary loss on prepayment of debt                               (6,749)             -         (6,749)             -
                                                                 ------------   ------------   ------------   ------------
     Net (loss) income                                                (11,207)         2,931         (6,305)         8,165
Preferred stock distributions                                          (3,452)       (10,925)       (14,302)       (21,733)
Accretion of redeemable equity                                            (79)          (249)          (328)          (498)
                                                                 ------------   ------------   ------------   ------------
     Net loss attributable to common shareholders                $    (14,738)        (8,243)       (20,935)       (14,066)
                                                                 ============   ============   ============   ============
Per share data:
     Basic and diluted loss before discontinued operations and
     extraordinary item                                          $      (0.26)         (1.21)         (0.76)         (2.08)
     Basic and diluted income from discontinued operations                  -              -           0.01           0.02
     Basic and diluted extraordinary loss on prepayment of debt         (0.22)             -          (0.36)             -
                                                                 ------------   ------------   ------------   ------------

     Basic and diluted loss attributable to common shareholders  $      (0.48)         (1.21)         (1.11)         (2.06)
                                                                 ============   ============   ============   ============

     Weighted average common shares outstanding                    30,710,540      6,827,616     18,843,926      6,827,616
                                                                 ============   ============   ============   ============

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                              FUNDS FROM OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                        Three Months Ended             Six Months Ended
                                                                             June 30,                       June 30,
                                                                    ---------------------------   ---------------------------
FUNDS FROM OPERATIONS:                                                   2002          2001           2002           2001
                                                                    ------------   ------------   ------------   ------------
Net (loss) income                                                   $    (11,207)  $      2,931   $     (6,305)  $      8,165
   Add (deduct):
       Depreciation and amortization (real-estate related)                17,019         15,400         34,289         30,680
       Net gains on sales of real estate investments
             and equipment                                                     -             (4)        (1,374)        (2,343)
       Extraordinary loss on debt prepayment                               6,749              -          6,749              -
       Preferred Stock Dividends                                          (3,452)       (10,925)       (14,302)       (21,733)
       Accretion of redeemable equity                                        (79)          (249)          (328)          (498)
                                                                    ------------   ------------   ------------   ------------
Funds from Operations (FFO)                                         $      9,030   $      7,153   $     18,729   $     14,271
                                                                    ============   ============   ============   ============

ADJUSTED FUNDS FROM OPERATIONS:

Funds from Operations                                               $      9,030   $      7,153   $     18,729   $     14,271

Add (deduct):
   Straight line rent                                                       (799)        (1,103)        (1,442)        (2,012)
   Maintenance capital expenditures                                         (829)          (465)        (1,301)          (812)
   Tenant improvement and leasing commissions                             (3,522)        (2,659)        (6,091)        (5,365)
   Scheduled principal payments                                           (1,925)        (1,499)        (3,663)        (2,884)
   Capitalized interest                                                      (52)             -            (98)             -
   Amortization of financing costs                                           714          1,168          1,968          2,256
   Amortization of stock based compensation                                4,714            307          5,155            731
                                                                    ------------   ------------   ------------   ------------

Adjusted Funds from Operations (AFFO)                               $      7,331   $      2,902   $     13,257   $      6,185
                                                                    ============   ============   ============   ============

                          DILUTED FUNDS FROM OPERATIONS

                                                                        Three Months Ended             Six Months Ended
                                                                             June 30,                       June 30,
                                                                    ---------------------------   ---------------------------
FUNDS FROM OPERATIONS:                                                   2002          2001           2002           2001
                                                                    ------------   ------------   ------------   ------------
FFO                                                                 $      9,030   $      7,153   $     18,729   $     14,271

Add:
   Income allocated to exchangeable Limited
       Partnership Units                                                       -              -              -              -
                                                                    ------------   ------------   ------------   ------------

Diluted FFO                                                         $      9,030   $      7,153   $     18,729   $     14,271
                                                                    ============   ============   ============   ============

                       WEIGHTED AVERAGE SHARES OUTSTANDING

                                                                        Three Months Ended             Six Months Ended
                                                                             June 30,                       June 30,
                                                                    ---------------------------   ---------------------------
                                                                         2002          2001           2002           2001
                                                                    ------------   ------------   ------------   ------------
Weighted average common shares outstanding                            30,710,540      6,827,616     18,843,926      6,827,616

Effect of dilutive stock options and warrants                              9,701              -          4,851              -
Weighted average exchangeable limited partnership units                  181,509         26,199        104,283         26,199
                                                                    ------------   ------------   ------------   ------------

   Total Weighted averages shares outstanding - Diluted               30,901,750      6,853,815     18,953,060      6,853,815
                                                                    ============   ============   ============   ============

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                     EBITDA
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                        Three Months Ended             Six Months Ended
                                                                             June 30,                       June 30,
                                                                    ---------------------------   ---------------------------
FUNDS FROM OPERATIONS:                                                   2002          2001           2002           2001
                                                                    ------------   ------------   ------------   ------------
Net (loss) income                                                   $    (11,207)  $      2,931   $     (6,305)  $      8,165
   Add (deduct):
       Net gains on sales of real estate investments
            and equipment                                                      -             (4)        (1,374)        (2,343)
       Net derivative losses (gains)                                       7,616             81          7,766           (431)
       Income allocated to Series B & C Preferred Units                    1,664          1,664          3,328          3,328
       Accelerated and non-recurring stock compensation                    6,751              -          7,425              -
       Extraordinary loss on debt prepayment                               6,749              -          6,749              -
       Depreciation and amortization                                      17,138         15,473         34,518         30,810
       Interest                                                           17,633         21,878         38,753         43,954
       Interest - related party                                                -            763              -          2,027
       Taxes                                                                 138            190            278            410
                                                                    ------------   ------------   ------------   ------------
EBITDA                                                              $     46,482   $     42,976   $     91,138   $     85,920
                                                                    ============   ============   ============   ============

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                 SELECTED RATIOS

                                                                     THREE MONTHS ENDED       SIX MONTHS ENDED
                                                                       JUNE 30, 2002            JUNE 30, 2002
                                                                     ------------------       ----------------
COVERAGE RATIOS (1)
   Fixed Charge Coverage Ratio                                                     2.02                   1.61
     EBITDA /(Interest+Principal+ Preferred Dividends)
   Interest Coverage Ratio (including capitalized interest)                        2.64                   2.35
     EBITDA /Interest

OPERATING RATIOS
   General and administrative expense as % of total revenue                        15.0%                  10.1%
   Net operating income margin                                                       72%                    71%
   Property operating expense recovery ratio                                         81%                    78%

(1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                CAPITAL STRUCTURE

                                      DEBT
                                 (IN THOUSANDS)

                                                                     AGGREGATE PRINCIPAL
                                                                       JUNE 30, 2002
                                                                     -------------------
Mortgage loans payable                                               $           540,424
Unsecured notes payable                                                          201,490
Line of credit facility                                                          210,000
                                                                     -------------------
Total Debt                                                           $           951,914
                                                                     ===================

                                     EQUITY
                      (IN THOUSANDS, EXCEPT SHARES & UNITS)

                                                                      SHARES & UNITS             $ VALUE
                                                                 OUTSTANDING AT 6/30/2002     EQUIVALENT (1)
                                                                 ------------------------     --------------
Common Stock                                                                   41,349,208     $    1,104,437
Operating Partnership Units                                                       340,270              9,089
Preferred Operating Partnership Units                                           3,000,000             75,000
                                                                                              --------------
                                                                                              $    1,188,526
                                                                                              ==============

Total Market Capitalization                                                                   $    2,140,440
                                                                                              ==============

Total Debt to Total Market Capitalization                                                              44.47%
                                                                                              ==============

(1) Value based on stock price of $26.71 per share as of the market close on June 28, 2002.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                  DEBT ANALYSIS

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)

 YEAR    2002 (1)     2003      2004        2005       2006     THEREAFTER    TOTAL
------   --------   --------  ---------  ---------   --------   ----------  ---------
Amount   $ 18,866   $ 12,001  $ 125,206  $ 253,080   $ 17,540   $  525,220  $ 951,913

(1) Represents the period from July 1, 2002 through December 31, 2002.

                  UNSECURED LINE OF CREDIT - DUE APRIL 29, 2005
                                 (IN THOUSANDS)

                      OUTSTANDING       LETTERS OF      REMAINING
         FACILITY      AT 6/30/02         CREDIT        CAPACITY
        ---------    ------------       ----------      ---------
        $ 350,000    $    210,000            2,450      $ 137,550

                       UNSECURED AND SECURED DEBT ANALYSIS
                                 (IN THOUSANDS)

                                                    WEIGHTED      WEIGHTED AVERAGE
                         AMOUNT      % OF DEBT    AVERAGE RATE        MATURITY
                       ----------   ----------   -------------   ------------------
Unsecured Debt         $  411,490        43.23%           5.16%                 3.4 years
Secured Debt           $  540,423        56.77%           8.00%                 7.9 years
                       ----------   ----------   -------------   ------------------
Total Debt             $  951,913       100.00%           6.77%                 5.9 years
                       ==========   ==========   =============   ==================

                      FLOATING AND FIXED RATE DEBT ANALYSIS
                                 (IN THOUSANDS)

                                                    WEIGHTED      WEIGHTED AVERAGE
                         AMOUNT      % OF DEBT    AVERAGE RATE        MATURITY
                       ----------   ----------   -------------   ------------------
Floating Rate Debt     $  210,000        22.06%           3.29%                 2.8 years
Fixed Rate Debt        $  741,913        77.94%           7.76%                 6.8 years
                       ----------   ----------   -------------   ------------------
Total Debt             $  951,913       100.00%           6.77%                 5.9 years
                       ==========   ==========   =============   ==================

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)

PROPERTY                                             2002 (1)       2003        2004        2005       2006    THEREAFTER    TOTAL
                                                     --------     --------   ---------   ---------   --------  ----------  ---------
MORTGAGE LOANS PAYABLE:

Southport Centre                                     $  7,802(2)  $      -   $       -   $       -   $      -  $        -  $   7,802
Moorland Square                                         3,193            -           -           -          -           -      3,193
Kimberly West                                           3,567            -           -           -          -           -      3,567
Martin's Bittersweet Plaza                                 86        2,975           -           -          -           -      3,061
Miracle Hills Park                                         37           78       3,594           -          -           -      3,709
The Commons of Chancellor Park                            174          371      12,374           -          -           -     12,919
Franklin Square                                           187          399         436      13,583          -           -     14,605
Williamson Square                                         146          311         337      10,830          -           -     11,624
Riverchase Village Shopping Center                        136          287         309       9,764          -           -     10,496
Spring Mall                                                47          100         109         120      8,021           -      8,397
Innes Street Market                                       142          302         326         352        380      12,098     13,600
Southgate Shopping Center                                  44           93         101         110        119       2,165      2,632
Salem Consumer Square                                     179          386         427         473        522       9,292     11,279
St. Francis Plaza                                          76          162         176         191        207         468      1,280
Grand Traverse Crossing - Wal-Mart                         67          142         154         166        180       4,813      5,522
8 shopping centers, cross collaterialized                 689        1,459       1,577       1,705      1,843      76,279     83,552
545 Boylston Street and William J. McCarthy Building      261          556         603         655        711      33,417     36,203
 29 shopping centers, cross collateralized                988        2,153       2,276       2,520      2,730     230,214    240,881
Bedford Grove                                             152          322         349         377        408       3,370      4,978
Grand Traverse Crossing                                    95          200         215         232        249      13,042     14,033
Salmon Run Plaza                                          125          267         292         319        349       3,990      5,342
Elk Park Center                                           119          255         275         298        322      7,626       8,895
Berkshire Crossing                                        244          525         564         612        661      10,840     13,446
Montgomery Towne Center                                   151          322         350         382        416       6,246      7,867
Bedford Grove - Wal-Mart                                   62          131         141        152       164         3,750      4,400
Berkshire Crossing - Home Depot/Wal-Mart                   97          205         221         239        258       6,120      7,140
                                                     --------     --------   ---------   ---------   --------  ----------  ---------

Total Mortgage Loans Payable                           18,866       12,001      25,206      43,080     17,540     423,730    540,423
                                                     --------     --------   ---------   ---------   --------  ----------  ---------

Unsecured notes payable                                     -            -     100,000           -          -     101,490    201,490
Line of credit facility                                     -            -           -     210,000          -           -    210,000
                                                     --------     --------   ---------   ---------   --------  ----------  ---------

  Total indebtedness                                 $ 18,866     $ 12,001   $ 125,206   $ 253,080   $ 17,540  $  525,220  $ 951,913
                                                     ========     ========   =========   =========   ========  ==========  =========

(1) Represents the period from July 1, 2002 through December 31, 2002.

(2) On July 1 2002, the Company refinanced this loan in the principal amount of $10 million at an interest rate of 6.94%.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                        SUMMARY OF MORTGAGE LOANS PAYABLE
                                  (IN THOUSANDS)

                                                                                                     INTEREST
PROPERTY                                                 LENDER                                        RATE       MATURITY
--------                                                 ------                                      --------     --------
Moorland Square                                          GMAC Commercial Mortgage                        8.99%      Nov-02
Kimberly West                                            American Express Financial                      7.88%      Jan-03
Martin's Bittersweet Plaza                               Nationwide Life Insurance                       8.88%      Jun-03
Miracle Hills Park                                       Lutheran Brotherhood                            8.28%      Aug-04
The Commons of Chancellor Park                           Principal Mutual Life Insurance                 8.48%      Nov-04
Franklin Square                                          Principal Mutual Life Insurance                 9.00%      Jun-05
Williamson Square                                        GMAC Commercial Mortgage                        8.00%      Aug-05
Riverchase Village Shopping Center                       Allstate Life Insurance                         7.62%      Sep-05
Spring Mall                                              Wells Fargo                                     9.39%      Oct-06
Southport Centre                                         Lutheran Brotherhood                            9.20%      Jul-07
Innes Street Market                                      Metropolitan Life Insurance Company             7.63%      Oct-07
Southgate Shopping Center                                American Express Financial                      8.38%      Oct-07
Salem Consumer Square                                    Great West Life Insurance                      10.13%      Sep-08
St. Francis Plaza                                        American United Life Insurance                  8.13%      Dec-08
Grand Traverse Crossing - Wal-Mart                       Principal Mutual Life Insurance                 7.75%      Oct-09
8 shopping centers, cross collateralized                 Metropolitan Life Insurance Company             7.83%      Dec-09
545 Boylston Street and William J. McCarthy Building     American General                                8.26%      Oct-10
29 shopping centers, cross collateralized                Prudential Mortgage Capital Corporation         7.88%      Oct-10
Bedford Grove                                            Sun America Life Insurance                      7.86%      Mar-12
Grand Traverse Crossing                                  First Union Bank                                7.42%      Jan-13
Salmon Run Plaza                                         Nationwide Life Insurance                       8.95%      Sep-13
Elk Park Center                                          American Express Financial                      7.64%      Aug-16
Berkshire Crossing                                       M & T Bank                                      7.60%      Sep-16
Montgomery Towne Center                                  Security Life of Denver Insurance Company       8.50%      Mar-19
Bedford Grove - Wal-Mart                                 National Life Insurance Company                 7.63%      Nov-19
Berkshire Crossing - Home Depot/Wal-Mart                 Bankers Life & Casualty Insurance Company       7.63%      Mar-20
                                                                                                     --------
Total/Weighted average                                                                                   8.00%
                                                                                                     ========

                                                          OUTSTANDING AS OF
                                                               JUNE 30,
PROPERTY                                                        2002
--------                                                  ------------------
Moorland Square                                           $            3,193
Kimberly West                                                          3,567
Martin's Bittersweet Plaza                                             3,061
Miracle Hills Park                                                     3,709
The Commons of Chancellor Park                                        12,919
Franklin Square                                                       14,605
Williamson Square                                                     11,624
Riverchase Village Shopping Center                                    10,496
Spring Mall                                                            8,397
Southport Centre                                                       7,802(1)
Innes Street Market                                                   13,600
Southgate Shopping Center                                              2,632
Salem Consumer Square                                                 11,279
St. Francis Plaza                                                      1,280
Grand Traverse Crossing - Wal-Mart                                     5,522
8 shopping centers, cross collateralized                              83,552
545 Boylston Street and William J. McCarthy Building                  36,203
29 shopping centers, cross collateralized                            240,881
Bedford Grove                                                          4,978
Grand Traverse Crossing                                               14,033
Salmon Run Plaza                                                       5,342
Elk Park Center                                                        8,895
Berkshire Crossing                                                    13,446
Montgomery Towne Center                                                7,867
Bedford Grove - Wal-Mart                                               4,400
Berkshire Crossing - Home Depot/Wal-Mart                               7,140
                                                          ------------------
Total/Weighted average                                    $          540,423
                                                          ==================

(1) On July 1 2002, the Company refinanced this loan in the principal amount of $10 million at an interest rate of 6.94%.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                OTHER SECURITIES

SECURITY ISSUED:                     SERIES B CUMULATIVE REDEEMABLE UNITS OF
                                     BRADLEY OP (1) PERPETUAL PREFERRED

       Value at 6/30/02                 -   $50,000,000
       Units Outstanding                -   2,000,000
       Conversion                       -   Convertible into Heritage Common
                                            Stock 1:1 in 2009
       Dividend                         -   8.875%

SECURITY ISSUED:                     SERIES C CUMULATIVE REDEEMABLE UNITS OF
                                     BRADLEY OP (1) PERPETUAL PREFERRED

       Value at 6/30/02                 -   $25,000,000
       Units Outstanding                -   1,000,000
       Conversion                       -   Convertible into Heritage Common
                                            Stock 1:1 in 2009
       Dividend                         -   8.875%

SECURITY ISSUED:                     BRADLEY OP EXCHANGEABLE LIMITED PARTNERSHIP
                                     UNITS

       Value at 6/30/02                 -   $8,268,000
       Units Outstanding                -   340,270 OP Units
       Conversion                       -   Convertible into Heritage Common
                                            Stock 1:1
       Dividend                         -   Equal to Current Common Dividend

(1) Bradley Operating Limited Partnership is a subsidiary of the Company that owns 103 properties at June 30, 2002.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                      Portfolio Overview Summary - 6/30/02

Number of shopping centers                                                 149
Number of office buildings                                                   4
Number of single tenant properties                                          11
Number of owned land parcels                                                 1
                                                                   -----------
   Total real estate owned                                                 165
                                                                   ===========

Company owned shopping center GLA                                   25,409,361
Company owned office building
   net rentable square feet                                            281,458
Company owned single tenant
   square footag                                                        27,800
                                                                   -----------
   Total                                                            25,718,619
                                                                   ===========

% Leased - Total Portfolio                                                93.4%

Average square foot size of shopping centers - Company owned GLA       171,000
Average square foot size of shopping centers - Total GLA               199,000

Average number of shopping center
   anchor tenants                                                          2.7

% Grocer-anchored - shopping centers                                        79%

% of NOI - grocer anchored shopping centers                                 81%

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                       PORTFOLIO OVERVIEW- SQUARE FOOTAGE

                  GEOGRAPHIC DISTRIBUTION - TOTAL PORTFOLIO (1)

                      NUMBER OF       TOTAL       % OF       ANNUALIZED      % OF
GEOGRAPHIC AREA       PROPERTIES    OWNED GLA     TOTAL      BASED RENT      TOTAL
---------------       ----------  ------------  ---------  --------------  ---------
 EAST:
  North Carolina              11     2,931,667      11.40% $   25,769,740      12.09%
  New York                    16     1,223,418       4.76% $   17,475,593       8.20%
  Massachusetts                6     1,102,452       4.29% $   14,885,397       6.98%
  Florida                     16     1,064,099       4.14% $    7,756,711       3.64%
  Tennessee                    3       887,826       3.45% $    6,029,319       2.83%
  New Hampshire                4       811,234       3.15% $    6,024,715       2.83%
  Pennsylvania                 2       426,661       1.66% $    2,085,368       0.98%
  Maine                        1       254,378       0.99% $    1,474,539       0.69%
  Vermont                      1       224,514       0.87% $    1,738,308       0.82%
  Alabama                      2       354,872       1.38% $    3,568,333       1.67%
  New Jersey                   2       530,582       2.06% $    5,947,271       2.79%
  Georgia                      1       141,072       0.55% $      655,883       0.31%
  Connecticut                  1       125,730       0.49% $    1,187,355       0.56%
                      ----------    ----------  ---------  --------------  ---------
   Subtotal                   66    10,078,505      39.19% $   94,598,532      44.36%
                      ----------    ----------  ---------  --------------  ---------
 MIDWEST:
  Illinois                    17     3,265,030      12.70% $   28,318,036      13.28%
  Minnesota                   17     2,613,965      10.16% $   24,048,205      11.28%
  Indiana                     11     2,315,874       9.00% $   14,128,724       6.63%
  Missouri                     8     1,392,962       5.42% $   10,047,225       4.71%
  Wisconsin                   11     1,318,294       5.13% $    9,250,918       4.34%
  Michigan                     4       920,283       3.58% $    7,032,128       3.30%
  Kansas                       6       932,186       3.62% $    5,422,812       2.54%
  Iowa                         7       726,552       2.83% $    4,163,130       1.95%
  Ohio                         3       669,712       2.60% $    5,001,728       2.35%
  Kentucky                     5       652,339       2.54% $    4,721,320       2.21%
  Nebraska                     7       601,591       2.34% $    4,742,028       2.22%
  South Dakota                 1       195,526       0.76% $    1,389,454       0.65%
  New Mexico                   1        35,800       0.14% $      363,732       0.17%
                      ----------    ----------  ---------  --------------  ---------
   Subtotal                   98    15,640,114      60.81% $  118,629,440      55.64%
                      ----------    ----------  ---------  --------------  ---------

 TOTAL                       164    25,718,619     100.00% $  213,227,972     100.00%
                      ==========    ==========  =========  ==============  =========

(1) - Excludes owned land parcel.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                       TOP TENANTS BY ANNUALIZED BASE RENT

                                                                                  % OF TOTAL
                                                                    TENANT        ANNUALIZED
                          # OF        TOTAL     GLA AS A % OF   ANNUALIZED BASE      BASE
          TENANT         STORES        GLA          TOTAL           RENT(1)         RENT(2)      TYPE OF BUSINESS
---------------------    ------     ---------   -------------   ---------------   -----------   -------------------
  TJX Companies (3)          41     1,230,949            4.79%  $    11,067,327          5.19%  Discount/Soft Goods

     Kroger (4)              14       695,687            2.70%        4,973,168          2.33%        Grocer

Fleming Companies (5)        13       692,996            2.69%        4,964,046          2.33%        Grocer

    Supervalu (6)            10       645,381            2.51%        4,167,346          1.95%        Grocer

       K-Mart                 7       641,130            2.49%        3,182,957          1.49%       Discount

  Charming Shoppes           35       300,605            1.17%        2,671,460          1.25%   Discount/Apparel

       Hy-Vee                 9       513,999            2.00%        2,585,474          1.21%        Grocer

     Walgreen's              18       239,931            0.93%        2,528,002          1.19%      Drug Store

      OfficeMax              11       257,270            1.00%        2,231,850          1.05%   Office Products

    Price Chopper             5       369,269            1.44%        2,057,445          0.96%        Grocer

     (1) We calculate annualized base rent for all leases in place in which tenants are in occupancy at June 30, 2002 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

     (2) Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $213,227,971.

     (3) TJX Companies include: Marshalls, TJ Maxx, A.J. Wright and Homegoods.

     (4) The Kroger Co. includes: Kroger, Pay Less Supermarket and Dillons.

     (5) Fleming Companies Inc. include: Rainbow Foods, Sentry Foods, Super Saver, Festival Foods and Russ IGA.

     (6) Supervalu Inc. includes: Cub Foods, Shop n' Save, Supervalu and Rays Supermarket.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                 ANCHOR LEASE EXPIRATION ROLL OUT - 6/30/02 (1)

  LEASE        NUMBER OF   EXPIRING    % OF TOTAL                                   EXPIRING
EXPIRATION      EXPIRING    SQUARE      SQ. FT.        EXPIRING      % OF TOTAL    BASE RENT /
   YEAR          LEASES      FEET       EXPIRING     BASE RENT(2)     BASE RENT     SQ. FT.(3)
-------------  ---------  ----------   ----------    ------------    ----------  -------------
   2002
(remaining)            4     143,545          0.9%   $    552,259           0.5%   $      3.85
   2003               22     757,976          4.9%      5,023,027           4.7%   $      6.63
   2004               39   1,440,352          9.3%      8,950,910           8.3%   $      6.21
   2005               28     857,633          5.5%      4,843,671           4.5%   $      5.65
   2006               31   1,305,187          8.4%      6,880,480           6.4%   $      5.27
   2007               30   1,081,820          7.0%      6,574,467           6.1%   $      6.08
   2008               25   1,026,703          6.6%      6,941,610           6.4%   $      6.76
   2009               28   1,046,197          6.8%      8,330,516           7.7%   $      7.96
   2010               24     910,957          5.9%      7,669,344           7.1%   $      8.42
   2011               26   1,092,984          7.1%      9,327,878           8.7%   $      8.53
 2012 and
Thereafter           114   5,801,316         37.5%     42,599,527          39.6%   $      7.34
               ---------  ----------  ------------   ------------  ------------    -----------

TOTALS               371  15,464,670        100.0%   $107,693,689         100.0%   $      6.96

     (1) We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

     (2) Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

     (3) Represents Expiring Base Rent divided by Expiring Square Feet.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                 NON-ANCHOR LEASE EXPIRATION ROLL OUT - 6/30/02

  LEASE      NUMBER OF   EXPIRING   % OF TOTAL                               EXPIRING
EXPIRATION   EXPIRING     SQUARE      SQ. FT.      EXPIRING     % OF TOTAL  BASE RENT /
   YEAR       LEASES       FEET      EXPIRING     BASE RENT(1)   BASE RENT   SQ. FT.(2)
-----------  ---------  ---------   ----------   -------------  ----------  -----------
   2002
(remaining)        303    714,347         8.34%  $   7,758,385        6.81% $     10.86
   2003            511  1,372,923        16.02%     17,873,000       15.69% $     13.02
   2004            472  1,274,886        14.88%     17,175,796       15.08% $     13.47
   2005            440  1,502,636        17.53%     20,418,799       17.92% $     13.59
   2006            314  1,101,313        12.85%     15,660,373       13.75% $     14.22
   2007            219    882,205        10.29%     10,394,124        9.12% $     11.78
   2008             84    402,381         4.70%      5,362,230        4.71% $     13.33
   2009             61    294,309         3.43%      4,467,474        3.92% $     15.18
   2010             64    264,918         3.09%      4,096,850        3.60% $     15.46
   2011             60    264,644         3.09%      3,705,271        3.25% $     14.00
 2012 and
Thereafter         101    494,859         5.77%      7,003,985        6.15% $     14.15
             ---------  ---------   ----------   -------------  ----------  -----------

TOTALS           2,629  8,569,421       100.00%  $ 113,916,287      100.00% $     13.29

     (1) Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

     (2) Represents Expiring Base Rent divided by Expiring Square Feet.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                    TOTAL LEASE EXPIRATION ROLL OUT - 6/30/02

   LEASE     NUMBER OF   EXPIRING   % OF TOTAL                               EXPIRING
 EXPIRATION   EXPIRING    SQUARE       SQ. FT.      EXPIRING    % OF TOTAL  BASE RENT /
   YEAR        LEASES      FEET       EXPIRING    BASE RENT(1)   BASE RENT   SQ. FT.(2)
-----------  ---------  ----------  ----------   -------------  ----------  -----------
   2002
(remaining)        307     857,892         3.6%  $   8,310,644         3.8% $      9.69
   2003            533   2,130,899         8.9%     22,896,027        10.3% $     10.74
   2004            511   2,715,238        11.3%     26,126,706        11.8% $      9.62
   2005            468   2,360,269         9.8%     25,262,470        11.4% $     10.70
   2006            345   2,406,500        10.0%     22,540,853        10.2% $      9.37
   2007            249   1,964,025         8.2%     16,968,591         7.7% $      8.64
   2008            109   1,429,084         5.9%     12,303,840         5.6% $      8.61
   2009             89   1,340,506         5.6%     12,797,990         5.8% $      9.55
   2010             88   1,175,875         4.9%     11,766,194         5.3% $     10.01
   2011             86   1,357,628         5.6%     13,033,149         5.9% $      9.60
 2012 and
Thereafter         215   6,296,175        26.2%     49,603,512        22.4% $      7.88
             ---------  ----------  ----------   -------------  ----------  -----------

TOTALS           3,000  24,034,091       100.0%  $ 221,609,976       100.0% $      9.22

     (1) Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

     (2) Represents Expiring Base Rent divided by Expiring Square Feet.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                          HISTORICAL LEASING PRODUCTION

                                                                                        YEAR ENDED DECEMBER 31,
                                           THREE MONTHS ENDED   SIX MONTHS ENDED   -------------------------------
                                             JUNE 30, 2002        JUNE 30, 2002       2001       2000       1999
                                           ------------------   ----------------   ----------  --------   --------
NEW LEASES
    Number of new leases signed                            80                133          231       127         76
    GLA Leased (sq. ft. at end of period)             312,338            578,843      849,453   484,814    482,215
    New Base Rent/sq. ft. (1)              $             9.81   $          10.05   $    10.44  $  12.16   $  12.22
    Expiring Base Rent/sq. ft. (2)         $             9.51   $           9.44   $     9.04  $  10.39   $   9.50
    Percentage Growth in Base Rent                        3.2%               6.5%        15.5%     17.0%      28.7%

RENEWALS
    Number of new leases signed                            71                144          337       150        118
    GLA Leased (sq. ft. at end of period)             216,318            470,142    1,144,299   439,509    365,786
    New Base Rent/sq. ft.                  $            11.12   $          11.68   $    10.92  $  14.63   $  15.29
    Expiring Base Rent/sq. ft.             $            10.43   $          10.78   $     9.89  $  12.92   $  14.20
    Percentage Growth in Base Rent                        6.6%               8.4%        10.4%     13.3%       7.7%

TOTAL NEW LEASES AND RENEWALS
    Number of new leases signed                           151                277          568       277        194
    GLA Leased (sq. ft. at end of period)             528,656          1,048,985    1,993,752   924,323    848,001
    New Base Rent/sq. ft.                  $            10.34   $          10.78   $    10.72  $  13.34   $  13.55
    Expiring Base Rent/sq. ft.             $             9.89   $          10.03   $     9.53  $  11.59   $  11.53
    Percentage Growth in Base Rent                        4.6%               7.5%        12.5%     15.0%      17.5%

     (1) New Base Rent represents the base rent payable for the first 12 months of the lease.

     (2) Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

     (3) Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers and new developed square footage.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                         HISTORICAL CAPITAL EXPENDITURES
                                 (IN THOUSANDS)

                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

                                                                                           YEAR ENDED DECEMBER 31,
                                           THREE MONTHS ENDED   SIX MONTHS ENDED   ----------------------------------------
                                              JUNE 30, 2002       JUNE 30, 2002        2001          2000          1999
                                           ------------------   ----------------   ------------   -----------   -----------
Average number of square feet                      25,014,000         24,466,000     23,308,000    13,303,000     7,639,000

Maintenance capital expenditures           $          829,000   $      1,301,000   $  5,466,000   $ 4,089,000   $ 2,229,000

  Per Square Foot                          $             0.03   $           0.05   $       0.23   $      0.31   $      0.29

Tenant improvements                        $        2,684,000   $      4,835,000   $ 12,615,000   $ 6,529,000   $ 3,855,000
Leasing commissions                        $          838,000   $      1,256,000   $  2,030,000   $ 1,035,000   $   737,000
                                           ------------------   ----------------   ------------   -----------   -----------
  Total                                    $        3,522,000   $      6,091,000   $ 14,645,000   $ 7,564,000   $ 4,592,000
                                           ==================   ================   ============   ===========   ===========

  Per Square Foot                          $             0.14   $           0.25   $       0.63   $      0.57   $      0.60

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                             SAME PROPERTY ANALYSIS


                              Three Months Ended    Six Months Ended
                                   June 30,            June 30,
                               2002       2001       2002       2001
                             ---------  --------  ----------  --------
Total income                 $  64,458    62,534  $  129,133   126,665
Operating expenses             (18,329)  (17,417)    (37,235)  (36,405)
                             ---------  --------  ----------  --------
Net Operating Income         $  46,129  $ 45,117  $   91,898  $ 90,260
                             =========  ========  ==========  ========
Same Property NOI Increase         2.2%                  1.8%

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                     YEAR       % LEASED
      PROPERTY NAME                 BUILT/        AS OF     COMPANY      TOTAL    ANCHOR
       AND LOCATION              RENOVATED(1)    6/30/02  WNED GLA(2)    GLA(3)   SF(4)
----------------------------------------------------------------------------------------
SHOPPING CENTERS:
         ALABAMA

  MONTGOMERY TOWNE CENTER                             99%     176,361   266,895  225,415

    RIVERCHASE VILLAGE SC            1994             85%     178,511   187,711  128,225

       CONNECTICUT

     TORRINGTON PLAZA             1963/1994           90%     125,730   132,930   42,037

          FLORIDA

       BARTON COMMONS                1989             83%     215,049   218,049  138,518

   NAPLES SHOPPING CENTER         1962/1997          100%     198,904   202,404  162,486

 PARK SHORE SHOPPING CENTER       1973/1993           99%     231,830   240,330  188,180

SHOPPERS HAVEN SHOPPING CENTER    1959/1998           74%     207,049   207,049   68,404

VENETIAN ISLE SHOPPING CENTER     1959/1992           97%     183,467   186,967  111,831

         GEORGIA

      SHENANDOAH PLAZA               1987             96%     141,072   144,072  113,922

         ILLINOIS

     BARTONVILLE SQUARE              1972             99%      61,678    61,678   41,824

     BUTTERFIELD SQUARE              1997             97%     106,824   121,427   51,677

 THE COMMONS OF CHICAGO RIDGE     1992/1999           91%     324,080   324,080  233,405

      PROPERTY NAME                                          ANNUALIZED    ANNUALIZED BASE
       AND LOCATION                    ANCHORS(5)           BASE RENT(6)   RENT/SQ. FT.(7)
------------------------------------------------------------------------------------------
   SHOPPING CENTERS:
         ALABAMA

  MONTGOMERY TOWNE CENTER        Winn Dixie Supermarket
                                   (Non-Owned)              $  2,041,771   $         11.58
                                 Bed, Bath & Beyond
                                 Circuit City
                                 Carmike Cinemas
                                   (Non-Owned)
                                 Just for Feet
                                 Barnes & Noble
                                 Office Max

    RIVERCHASE VILLAGE SC        Bruno's Supermarket        $  1,526,561   $          8.55
                                 Best Buy
                                 Barnes & Noble

       CONNECTICUT

     TORRINGTON PLAZA            TJ Maxx                    $  1,187,355   $          9.44
                                 Staples

          FLORIDA

       BARTON COMMONS            K-Mart                     $    976,179   $          4.54
                                 Bealls Dept. Store
                                 Beals Outlet

   NAPLES SHOPPING CENTER        Publix Supermarket         $  1,922,169   $          9.66
                                 Marshalls
                                 Linens N Things
                                 Office Depot
                                 Books A Million

 PARK SHORE SHOPPING CENTER      Fresh Market Supermarket   $  1,737,361   $          7.49
                                 K-Mart
                                 Rhodes Furniture
                                 Homegoods
                                 Sound Advice

SHOPPERS HAVEN SHOPPING CENTER   Winn Dixie Supermarket     $  1,357,652   $          6.56
                                 Walgreens

VENETIAN ISLE SHOPPING CENTER    Publix Supermarket         $  1,513,577   $          8.25
                                 TJ Maxx
                                 Linens N Things
                                 PetsMart

         GEORGIA

      SHENANDOAH PLAZA           Ingles Market              $    655,883   $          4.65
                                 Wal-Mart
         ILLINOIS

     BARTONVILLE SQUARE          Kroger Supermarket         $    280,477   $          4.55

     BUTTERFIELD SQUARE          Sunset Foods               $  1,405,255   $         13.15

 THE COMMONS OF CHICAGO RIDGE    Home Depot                 $  3,645,569   $         11.25
                                 Office Depot
                                 Marshalls
                                 Pep Boys (Ground Lease)
                                 Old Navy
                                 Michaels

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                               YEAR              % LEASED
           PROPERTY NAME                       BUILT/             AS OF            COMPANY             TOTAL           ANCHOR
           AND LOCATION                      RENOVATED(1)        6/30/02         OWNED GLA(2)          GLA(3)           SF(4)
-----------------------------------------------------------------------------------------------------------------------------
    THE COMMONS OF CRYSTAL LAKE               1995/1998                99%            273,060          365,335        210,569

         CROSSROADS CENTRE                    1975/1988                96%            242,470          247,970        129,468

     FAIRHILLS SHOPPING CENTER                1971/1989                76%            107,614          117,714         49,330

          HERITAGE SQUARE                        1992                  98%            210,889          210,889        164,706

         HIGH POINT CENTRE                       1988                  97%            240,032          240,032        141,068

          PARKWAY POINTE                         1996                 100%             38,737          222,037        179,300

            RIVERCREST                        1992/1999                97%            488,680          847,635        711,859

         ROLLINS CROSSING                     1995/1998                93%            150,576          344,696        283,704

       SANGAMON CENTER NORTH                  1970/1996                98%            139,907          151,107         79,257

         SHERIDAN VILLAGE                     1954/1995                96%            303,896          303,896        177,409

          STERLING BAZAAR                        1992                  84%             84,637           84,637         52,337

         TWIN OAKS CENTRE                        1991                  88%             98,197           98,197         59,682

                                                                                                                    ANNUALIZED
       PROPERTY NAME                                                                               ANNUALIZED          BASE
       AND LOCATION                                            ANCHORS(5)                         BASE RENT(6)    RENT/SQ. FT.(7)
---------------------------------------------------------------------------------------------------------------------------------
    THE COMMONS OF CRYSTAL LAKE                   Jewel Foods/Osco Drugs                          $  3,019,220    $         11.06
                                                  Marshalls
                                                  Toys R Us
                                                  Hobby Lobby (Non-Owned)

         CROSSROADS CENTRE                        Malan Realty Investors, Inc. (Ground Lease)     $  1,570,435    $          6.48
                                                  TJ Maxx

     FAIRHILLS SHOPPING CENTER                    Jewel Foods/Osco Drugs                          $    527,442    $          4.90

          HERITAGE SQUARE                         Circuit City                                    $  2,477,255    $         11.75
                                                  Carson Furniture Gallery
                                                  DSW Warehouse
                                                  Rhodes Furniture

         HIGH POINT CENTRE                        Cub Foods                                       $  2,270,105    $          9.46
                                                  Office Depot
                                                  Babies R Us
                                                  Big Lots

          PARKWAY POINTE                          Wal-Mart (Non-Owned)                            $    472,167    $         12.19
                                                  Target (Non-Owned)
                                                  Party Tree (Non-Owned)

            RIVERCREST                            Dominick's Supermarket                          $  4,089,209    $          8.37
                                                  Best Buy
                                                  PetsMart
                                                  TJ Maxx
                                                  Kimco Realty Corp.
                                                  Sears
                                                  OfficeMax
                                                  Hollywood Park
                                                  Target (Non-Owned)
                                                  Kohl's (Non-Owned)
                                                  Menards (Non-Owned)
                                                  Sony Theaters (Non-Owned)

         ROLLINS CROSSING                         Super K-Mart (Non-Owned)                        $    921,337    $          6.12
                                                  Sears Paint & Hardware
                                                  Regal Cinema

       SANGAMON CENTER NORTH                      Schnuck's Supermarket                           $  1,108,482    $          7.92
                                                  U.S. Post Office

         SHERIDAN VILLAGE                         Bergner's Dept Store                            $  2,353,539    $          7.74
                                                  Cohen's Furniture Co.

         STERLING BAZAAR                          Kroger Supermarket                              $    689,970    $          8.15

         TWIN OAKS CENTRE                         Hy-Vee Supermarket                              $    610,159    $          6.21


                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                                 YEAR           % LEASED
           PROPERTY NAME                        BUILT/            AS OF            COMPANY             TOTAL           ANCHOR
           AND LOCATION                      RENOVATED(1)        6/30/02         OWNED GLA(2)          GLA(3)           SF(4)
-----------------------------------------------------------------------------------------------------------------------------
    WARDCLIFFE SHOPPING CENTER                1976/1977               100%             67,681           67,681         48,341

          WESTVIEW CENTER                        1992                  95%            326,072          416,872        184,265

             INDIANA

         County Line Mall                     1976/1991                58%            260,785          263,585         84,545

         DOUBLE TREE PLAZA                       1996                  91%             98,342          110,342         45,000

    GERMANTOWN SHOPPING CENTER                   1985                  71%            230,600          239,000        114,905

           KING'S PLAZA                          1965                  87%            102,788          104,888         60,200

           LINCOLN PLAZA                         1968                  93%             95,814           95,814         39,104

    MARTIN'S BITTERSWEET PLAZA                   1992                  94%             78,245           81,255         61,079

     RIVERGATE SHOPPING CENTER                   1982                  94%            133,086          137,486        108,086

       SAGAMORE PARK CENTRE                      1982                  85%            102,439          102,439         41,154

       SPEEDWAY SUPERCENTER                   1960/1998                91%            564,914          564,914        237,399

            THE VILLAGE                          1950                  78%            312,187          314,987         98,025

    WASHINGTON LAWNDALE COMMONS               1957/1993                96%            336,674          336,674        214,199

                                                                                                                    ANNUALIZED
       PROPERTY NAME                                                                               ANNUALIZED          BASE
       AND LOCATION                                            ANCHORS(5)                         BASE RENT(6)    RENT/SQ. FT.(7)
---------------------------------------------------------------------------------------------------------------------------------
    WARDCLIFFE SHOPPING CENTER                    CVS                                             $    367,405    $          5.43
                                                  Big Lots

          WESTVIEW CENTER                         Cub Foods                                       $  2,510,010    $          7.70
                                                  Marshalls
                                                  Value City Dept. Store (Non-Owned)
             INDIANA

         COUNTY LINE MALL                         Kroger Supermarket                              $  1,204,103    $          4.62
                                                  OfficeMax

         DOUBLE TREE PLAZA                        Amelia's Supermarket                            $    666,735    $          6.78

    GERMANTOWN SHOPPING CENTER                    Beuhlers Supermarket                            $  1,024,106    $          4.44
                                                  Elder Beerman Dept Store
                                                  Peebles Dept Store

           KING'S PLAZA                           Cub Foods                                       $    423,648    $          4.12

           LINCOLN PLAZA                          Kroger Supermarket                              $    658,392    $          6.87

    MARTIN'S BITTERSWEET PLAZA                    Martin's Supermarket                            $    531,975    $          6.80
                                                  Osco Drug

     RIVERGATE SHOPPING CENTER                    Super Foods                                     $    502,124    $          3.77
                                                  Wal-Mart

       SAGAMORE PARK CENTRE                       Payless Supermarket                             $    867,094    $          8.46

       SPEEDWAY SUPERCENTER                       Kroger Supermarket                              $  4,685,247    $          8.29
                                                  AJ Wright
                                                  Kohl's
                                                  Sears
                                                  Factory Card Outlet
                                                  Old Navy

            THE VILLAGE                           US Factory Outlet                               $  1,673,170    $          5.36
                                                  AJ Wright
                                                  Ind. Dept of Employment

    WASHINGTON LAWNDALE COMMONS                   Target Stores                                   $  1,892,131    $          5.62
                                                  Stein Mart
                                                  Dunham's Sporting Goods
                                                  Homelife Furniture (Sears)
                                                  Jo-Ann Fabrics
                                                  Books A Million


                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                                 YEAR            % LEASED
           PROPERTY NAME                        BUILT/            AS OF            COMPANY              TOTAL         ANCHOR
           AND LOCATION                      RENOVATED(1)        6/30/02         OWNED GLA(2)           GLA(3)         SF(4)
-----------------------------------------------------------------------------------------------------------------------------
              IOWA

      BURLINGTON PLAZA WEST                     1989                   99%             88,118           92,118         52,468

     DAVENPORT RETAIL CENTER                    1996                  100%             62,588          229,588        214,433

          KIMBERLY WEST                      1987/1997                 97%            113,713          116,513         76,896

         PARKWOOD PLAZA                         1992                   89%            126,369          126,369         63,108

    SOUTHGATE SHOPPING CENTER                1972/1996                 93%            155,399          155,399        124,065

         SPRING VILLAGE                      1980/1991                 81%             90,263           92,763         45,763

          WARREN PLAZA                       1980/1993                 96%             90,102          187,135        148,525

             KANSAS

         MID STATE PLAZA                        1971                   89%            286,601          292,906        180,288

         SANTA FE SQUARE                        1987                   97%            133,698          133,698         55,820

      SHAWNEE PARKWAY PLAZA                  1979/1995                 84%             92,213           92,213         59,128

          VILLAGE PLAZA                         1975                  100%             55,698           55,698         31,431

       WESTCHESTER SQUARE                    1968/1998                 87%            164,944          168,644         63,000

    WEST LOOP SHOPPING CENTER                1986/1998                 87%            199,032          199,032         78,558

            KENTUCKY

     CAMELOT SHOPPING CENTER                 1969/1997                81%             150,461          150,461         61,500

           DIXIE PLAZA                          1987                 100%              48,021           82,804         59,383

          MIDTOWN MALL                       1970/1994                92%             153,716          153,716         96,171

    PLAINVIEW VILLAGE CENTER                    1977                  93%             163,128          193,928         30,975

           STONY BROOK                          1988                 100%             137,013          238,213        169,775

                                                                                                                    ANNUALIZED
       PROPERTY NAME                                                                               ANNUALIZED          BASE
       AND LOCATION                                            ANCHORS(5)                         BASE RENT(6)    RENT/SQ. FT.(7)
---------------------------------------------------------------------------------------------------------------------------------
              IOWA

      BURLINGTON PLAZA WEST                       Festival Foods                                  $    614,211    $          6.97

     DAVENPORT RETAIL CENTER                      Staples                                         $    646,050    $         10.32
                                                  PetsMart
                                                  Super Target (Non-Owned)

          KIMBERLY WEST                           Hy-Vee Supermarket                              $    657,393    $          5.78

         PARKWOOD PLAZA                           Albertson's Supermarket                         $    813,264    $          6.44

    SOUTHGATE SHOPPING CENTER                     Hy-Vee Supermarket                              $    400,615    $          2.58
                                                  Walgreens
                                                  Big Lots

         SPRING VILLAGE                           Eagle Foods                                     $    355,701    $          3.94

          WARREN PLAZA                            Hy-Vee Supermarket                              $    675,896    $          7.50
                                                  Target (Non-Owned)
             KANSAS

         MID STATE PLAZA                          Food 4 Less                                     $    848,119    $          2.96
                                                  Sutherlands Lumber
                                                  Hobby Lobby
                                                  Carroll's Books

         SANTA FE SQUARE                          Hy-Vee Supermarket                              $  1,214,592    $          9.08

      SHAWNEE PARKWAY PLAZA                       Price Chopper Supermarket                       $    590,941    $          6.41

          VILLAGE PLAZA                           Falley's Food 4 Less                            $    295,984    $          5.31

       WESTCHESTER SQUARE                         Hy-Vee Supermarket                              $  1,260,766    $          7.64

    WEST LOOP SHOPPING CENTER                     Dillons Supermarket                             $  1,212,410    $          6.09
                                                  Waters True Value

            KENTUCKY

     CAMELOT SHOPPING CENTER                      Winn Dixie Supermarket (Ground Lease)           $    762,065    $          5.06
                                                  Gatti's Pizza

           DIXIE PLAZA                            Winn Dixie Supermarket                          $    380,562    $          7.92
                                                  Frank's Nursery (Non-Owned)

          MIDTOWN MALL                            Kroger Supermarket                              $    837,004    $          5.45
                                                  Odd Lots/Big Lots
                                                  Gatti's Pizza

    PLAINVIEW VILLAGE CENTER                      Kroger Supermarket                              $  1,240,605    $          7.61

           STONY BROOK                            Kroger Supermarket                              $  1,501,083    $         10.96
                                                  H.H. Gregg (Non-Owned)


                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                                 YEAR            % LEASED
           PROPERTY NAME                        BUILT/             AS OF           COMPANY             TOTAL          ANCHOR
           AND LOCATION                      RENOVATED(1)         6/30/02        OWNED GLA(2)          GLA(3)          SF(4)
-----------------------------------------------------------------------------------------------------------------------------
              MAINE

    PINE TREE SHOPPING CENTER                1958/1973                100%            254,378          254,378        200,178

          MASSACHUSETTS

       BERKSHIRE CROSSING                       1996                  100%            441,412          441,412        389,561

        LYNN MARKET PLACE                    1966/1993                 98%            78,092           78,092          52,620

        WATERTOWER PLAZA                     1988/1998                 89%            296,320          296,320        194,078

         WESTGATE PLAZA                      1969/1996                100%            103,903          103,903         77,768

            MICHIGAN

     CHERRY HILL MARKETPLACE                 1992/1999                 88%            122,132          125,032         53,739

     GRAND TRAVERSE CROSSING                    1996                   95%            387,273          387,273        339,156

          THE COURTYARD                         1989                  100%            125,965          262,875        219,421

          REDFORD PLAZA                      1956/1987                 96%            284,913          284,913        194,014

            MINNESOTA

       AUSTIN TOWN CENTER                       1999                   98%            110,680          200,680        170,789

        BROOKDALE SQUARE                     1971/1994                 95%            185,883          185,883        140,102

       BURNING TREE PLAZA                    1987/1998                100%            173,929          173,929        117,716

                                                                                                                    ANNUALIZED
       PROPERTY NAME                                                                               ANNUALIZED          BASE
       AND LOCATION                                            ANCHORS(5)                         BASE RENT(6)    RENT/SQ. FT.(7)
---------------------------------------------------------------------------------------------------------------------------------
              MAINE

    PINE TREE SHOPPING CENTER                     Shaw's Supermarket (Ground Lease)               $  1,474,539    $          5.80
                                                  Ames Department Stores, Inc.
                                                  Mardens
                                                  Jo-Ann Fabrics
                                                  AJ Wright

          MASSACHUSETTS

       BERKSHIRE CROSSING                         Price Chopper                                   $  3,113,541    $          7.05
                                                  Wal-Mart (Ground Lease)
                                                  Home Depot (Ground Lease)
                                                  Staples
                                                  Michael's
                                                  Barnes & Noble

        LYNN MARKET PLACE                         Star Market                                     $    531,435    $          6.81

        WATERTOWER PLAZA                          Shaw's Supermarket                              $  3,567,168    $         12.04
                                                  TJ Maxx
                                                  OfficeMax
                                                  Barnes & Noble
                                                  Linens 'N Things
                                                  Petco
                                                  Michael's

         WESTGATE PLAZA                           Stop & Shop                                     $  1,001,155    $          9.64
                                                  TJ Maxx

            MICHIGAN

     CHERRY HILL MARKETPLACE                      Farmer Jacks                                    $  1,188,385    $          9.73

     GRAND TRAVERSE CROSSING                      Wal-Mart (Ground Lease)                         $  2,488,017    $          6.42
                                                  Home Depot (Ground Lease)
                                                  Borders (Ground Lease)
                                                  Toys R Us
                                                  Staples
                                                  PetsMart

          THE COURTYARD                           V.G. Food Center                                $  1,037,331    $          8.24
                                                  OfficeMax
                                                  Dunhams Sporting Goods
                                                  Home Depot (Non-Owned)

          REDFORD PLAZA                           Kroger Supermarket                              $  2,318,395    $          8.14
                                                  Burlington Coat Factory
                                                  Bally Total Fitness
                                                  AJ Wright
                                                  Aco Hardware
                                                  The Resource Network

            MINNESOTA

       AUSTIN TOWN CENTER                         Rainbow Foods                                   $    957,300    $          8.65
                                                  Staples
                                                  Target (Non-Owned)

        BROOKDALE SQUARE                          Circuit City                                    $    946,370    $          5.09
                                                  Office Depot
                                                  Brookdale Theater
                                                  Pep Boys
                                                  Hennepin County

       BURNING TREE PLAZA                         Best Buy                                        $  1,494,211    $          8.59
                                                  TJ Maxx
                                                  Hancocks Fabrics
                                                  Dunham's Sporting Goods



                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                               YEAR              % LEASED
           PROPERTY NAME                       BUILT/             AS OF           COMPANY             TOTAL           ANCHOR
           AND LOCATION                      RENOVATED(1)        6/30/02        OWNED GLA(2)          GLA(3)           SF(4)
-----------------------------------------------------------------------------------------------------------------------------
      CENTRAL VALU CENTER                     1961/1984               96%             123,350          123,350         90,946

        DIVISION PLACE                           1991                100%             129,354          134,354         24,016

        ELK PARK CENTER                       1995/1999               97%             204,992          302,635        192,843

         HAR MAR MALL                         1992/1995               97%             434,310          434,310        254,535

          HUB WEST(9)

         RICHFIELD HUB                        1952/1992               97%             214,855          217,655        129,400

       MARKETPLACE AT 42                         1999                 99%             120,377          150,577         56,371

       ROSEVILLE CENTER                       1950/2000               87%              76,810          155,610         65,000

       SOUTHPORT CENTRE                          1992                 96%             124,848          426,896        346,566

    SUN RAY SHOPPING CENTER                   1958/1992               97%             256,154          256,154        132,519

       TEN ACRES CENTER                       1972/1986              100%             162,364          162,364        133,894

         TERRACE MALL                         1979/1993               90%             135,031          250,031         97,430

        WESTWIND PLAZA                           1985                100%              87,933          147,933         20,245

       WHITE BEAR HILLS                       1990/1996               99%              73,095           81,895         45,679

           MISSOURI

       Ellisville Square                         1990                 98%             146,052          149,552        107,772

        GRANDVIEW PLAZA                       1961/1991               57%             294,736          294,736        114,192

                                                                                                                    ANNUALIZED
       PROPERTY NAME                                                                               ANNUALIZED          BASE
       AND LOCATION                                            ANCHORS(5)                         BASE RENT(6)    RENT/SQ. FT.(7)
---------------------------------------------------------------------------------------------------------------------------------
      CENTRAL VALU CENTER                         Rainbow Foods                                   $    938,925    $          7.61
                                                  Slumberland Clearance

        DIVISION PLACE                            TJ Maxx                                         $  1,433,892    $         11.09

        ELK PARK CENTER                           Cub Foods                                       $  1,918,427    $          9.36
                                                  Target (Non-Owned)
                                                  OfficeMax

         HAR MAR MALL                             Cub Foods                                       $  4,471,586    $         10.30
                                                  Barnes & Noble
                                                  Marshalls
                                                  TJ Maxx
                                                  General Cinema
                                                  Michaels
                                                  Mars Music
          HUB WEST(9)

         RICHFIELD HUB                            Rainbow Foods                                   $  2,317,824    $         10.79
                                                  Bally Total Fitness
                                                  Marshalls
                                                  Michaels

       MARKETPLACE AT 42                          Rainbow Foods                                   $  1,576,737    $         13.10

       ROSEVILLE CENTER                           Rainbow Foods (Non-Owned)                       $    788,887    $         10.27

       SOUTHPORT CENTRE                           Cub Foods (Non-Owned)                           $  1,499,153    $         12.01
                                                  Best Buy
                                                  Frank's Nursery
                                                  Super Target (Non-Owned)
                                                  OfficeMax (Non-Owned)

    SUN RAY SHOPPING CENTER                       JC Penney                                       $  2,066,020    $          8.07
                                                  TJ Maxx
                                                  Bally Total Fitness
                                                  Michael's
                                                  Petters Warehouse Direct

       TEN ACRES CENTER                           Cub Foods                                       $  1,089,368    $          6.71
                                                  Burlington Coat Factory

         TERRACE MALL                             Rainbow Foods                                   $    989,262    $          7.33
                                                  North Memorial Medical

        WESTWIND PLAZA                            Northern Hydraulics                             $    941,823    $         10.71

       WHITE BEAR HILLS                           Festival Foods                                  $    618,421    $          8.46

           MISSOURI

       ELLISVILLE SQUARE                          K-Mart                                          $  1,357,434    $          9.29
                                                  Lukas Liquors

        GRANDVIEW PLAZA                           Schnuck's Supermarket                           $  1,342,935    $          4.56
                                                  OfficeMax
                                                  Walgreens

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                  YEAR      % LEASED
           PROPERTY NAME         BUILT/       AS OF     COMPANY       TOTAL      ANCHOR
            AND LOCATION       RENOVATED(1) 6/30/2002  OWNED GLA(2)   GLA(3)      SF(4)
----------------------------------------------------------------------------------------
        HUB SHOPPING CENTER        1972/1995      97%    161,472     161,472     103,322

          LIBERTY CORNERS          1987/1996     100%    125,432     214,932     136,500

          MAPLEWOOD SQUARE           1998        100%     71,590      75,590      57,575

    MARKETPLACE AT INDEPENDENCE      1988         95%    241,967     241,967     133,942

           PROSPECT PLAZA          1979/1999     100%    189,996     189,996     136,566

         WATTS MILL PLAZA          1973/1997     100%    161,717     169,717      91,989

              NEBRASKA

           BISHOP HEIGHTS          1971/1997     100%     30,163     124,223     106,992

          CORNHUSKER PLAZA           1988         89%     63,016     141,996     100,656

          EASTVILLE PLAZA            1986        100%     68,546     133,636      99,046

      EDGEWOOD SHOPPING CENTER     1980/1994      95%    172,929     400,379     295,020

            THE MEADOWS              1998        100%     67,840      70,840      50,000

         MIRACLE HILLS PARK          1988         85%     69,638     139,638      66,000

          STOCKYARDS PLAZA           1988         95%    129,459     148,659      85,649

           NEW HAMPSHIRE

           BEDFORD GROVE             1989         99%    216,941     216,941     175,745

            BEDFORD MALL           1963/1999      86%    264,375     264,375     188,607

      CAPITOL SHOPPING CENTER      1961/1999      95%    182,971     189,971     129,551

           TRI CITY PLAZA          1968/1992     100%    146,947     146,947      84,920

           PROPERTY NAME                                                ANNUALIZED      ANNUALIZED BASE
            AND LOCATION                    ANCHORS(5)                  BASE RENT(6)    RENT/SQ. FT.(7)
--------------------------------------------------------------------------------------------------------
        HUB SHOPPING CENTER       Price Chopper Supermarket             $     808,314       $    5.01

          LIBERTY CORNERS         Price Chopper Supermarket             $     946,401       $    7.55
                                  Sutherlands (Non-Owned)

          MAPLEWOOD SQUARE        Shop n' Save Supermarket              $     526,366       $    7.35

    MARKETPLACE AT INDEPENDENCE   Price Chopper Supermarket             $   2,200,222       $    9.09
                                  Old Navy

           PROSPECT PLAZA         Hen House Grocery                     $   1,453,724       $    7.65
                                  Hobby Lobby
                                  Westlake Ace Hardware

         WATTS MILL PLAZA         Price Chopper Supermarket             $   1,411,828       $    8.73
                                  Westlake Hardware
              NEBRASKA

           BISHOP HEIGHTS         Russ's IGA Supermarket                $     175,347       $    5.81
                                  Shopko (Non-Owned)

          CORNHUSKER PLAZA        Hy-Vee Supermarket                    $     413,079       $    6.56
                                  Wal-Mart (Non-Owned)

          EASTVILLE PLAZA         Hy-Vee Supermarket                    $     552,901       $    8.07
                                  Menard's (Non-Owned)

      EDGEWOOD SHOPPING CENTER    SuperSaver Supermarket                $   1,388,894       $    8.03
                                  Osco Drug
                                  Target (Non-Owned)
                                  K-Mart (Non-Owned)

            THE MEADOWS           Russ's IGA Supermarket                $     497,637       $    7.34

         MIRACLE HILLS PARK       Cub Foods (Non-Owned)                 $     763,631       $   10.97

          STOCKYARDS PLAZA        Hy-Vee Supermarket                    $     950,538       $    7.34
                                  Movies 8

           NEW HAMPSHIRE

           BEDFORD GROVE          Shop N' Save                          $   1,652,892       $    7.62
                                  Wal-Mart (Ground Lease)

            BEDFORD MALL          Marshalls                             $   2,459,785       $    9.30
                                  Bob's Stores
                                  Staples
                                  Linens N Things
                                  Decathalon Sports (Ground Lease)
                                  Hoyts Cinemas

      CAPITOL SHOPPING CENTER     Demoulas Market Basket                $   1,024,872       $    5.60
                                  Ames Department Stores, Inc.
                                  Marshalls

           TRI CITY PLAZA         Demoulas Market Basket                $     887,167       $    6.04
                                  TJ Max


                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                  YEAR      % LEASED
           PROPERTY NAME         BUILT/       AS OF     COMPANY       TOTAL      ANCHOR
            AND LOCATION       RENOVATED(1) 6/30/2002  OWNED GLA(2)   GLA(3)      SF(4)
----------------------------------------------------------------------------------------
            NEW JERSEY

         CROSS KEYS COMMON           1995         92%    371,128     371,128     218,978

    MORRIS HILLS SHOPPING CENTER   1957/1994     100%    159,454     159,454     109,161

             NEW MEXICO

         ST. FRANCIS PLAZA         1992/1993     100%     35,800      35,800      20,850

              NEW YORK

           COLLEGE PLAZA           1975/1994      96%    175,086     175,086     126,812

     DALEWOOD I SHOPPING CENTER    1966/1995     100%     58,969      58,969      36,989

    DALEWOOD II SHOPPING CENTER    1970/1995     100%     81,326      81,326      59,326

    DALEWOOD III SHOPPING CENTER   1972/1995     100%     48,390      48,390      28,361

          FALCARO'S PLAZA          1968/1993     100%     61,295      63,295      29,887

     KINGS PARK SHOPPING CENTER    1963/1985     100%     71,940      73,940      47,208

     NESCONSET SHOPPING CENTER     1961/1999      99%    123,034     125,034      33,460

           PARKWAY PLAZA           1973/1992      95%     89,704      89,704      31,600

           ROANOKE PLAZA           1972/1994     100%     87,161      89,661      43,590

  ROCKVILLE CENTRE SHOPPING CENTER   1975        100%     44,131      44,131      27,781

          SALMON RUN PLAZA           1993        100%     68,761     181,195     164,614

           SUFFOLK PLAZA           1967/1998     100%     84,480      89,680      56,759

        THREE VILLAGE PLAZA        1964/1991     100%     77,458      77,458      40,455

           TURNPIKE PLAZA          1971/1994     100%     52,950      52,950      30,700

           NORTH CAROLINA

   THE COMMONS AT CHANCELLOR PARK    1994        100%    341,860     351,460     312,497

    CROWN POINT SHOPPING CENTER      1990        100%    147,200     164,200     135,200

           PROPERTY NAME                                                ANNUALIZED      ANNUALIZED BASE
            AND LOCATION                    ANCHORS(5)                  BASE RENT(6)    RENT/SQ. FT.(7)
--------------------------------------------------------------------------------------------------------
            NEW JERSEY

         CROSS KEYS COMMON            Acme Markets                      $   3,645,207  $    9.82
                                      Sears
                                      Wal-Mart
                                      Staples

    MORRIS HILLS SHOPPING CENTER      Mega Marshalls                    $   2,302,065  $   14.44
                                      Clearview Cinema
                                      Michaels
             NEW MEXICO

         ST. FRANCIS PLAZA            Wild Oats Market                  $     363,732  $   10.16

              NEW YORK

           COLLEGE PLAZA              Bob's Stores                      $   1,393,528  $    7.96
                                      Marshalls
                                      Eckerd Drugs
                                      Staples

     DALEWOOD I SHOPPING CENTER       Pathmark                          $     894,291  $   15.17

    DALEWOOD II SHOPPING CENTER       Turco's Supermarket               $   1,832,721  $   22.54
                                      Bed, Bath & Beyond

    DALEWOOD III SHOPPING CENTER      TJ Maxx                           $   1,113,155  $   23.00

          FALCARO'S PLAZA             OfficeMax                         $     941,737  $   15.36

     KINGS PARK SHOPPING CENTER       Dan's Supreme Supermarket         $     970,196  $   13.49
                                      TJ Maxx

     NESCONSET SHOPPING CENTER        HomeGoods                         $   1,603,808  $   13.04

           PARKWAY PLAZA              TJ Maxx                           $   1,709,948  $   19.06

           ROANOKE PLAZA              Produce Warehouse                 $     968,488  $   11.11
                                      TJ Maxx

  ROCKVILLE CENTRE SHOPPING CENTER    HomeGoods                         $     577,407  $   13.08

          SALMON RUN PLAZA            Hannaford's Supermarket           $   1,042,112  $   15.16
                                      K-Mart (Non-Owned)

           SUFFOLK PLAZA              Waldbaum's Supermarket            $     631,446  $    7.47

        THREE VILLAGE PLAZA           Swezey and Newins                 $     907,493  $   11.72

           TURNPIKE PLAZA             Waldbaum's Supermarket            $     925,857  $   17.49

           NORTH CAROLINA

   THE COMMONS AT CHANCELLOR PARK     Home Depot (Ground Lease)         $   1,975,419  $    5.78
                                      K-Mart
                                      Circuit City
                                      Marshalls
                                      Gold's Gym

    CROWN POINT SHOPPING CENTER       Lowe's of Crown Point             $   1,014,775  $    6.89
                                      Babies R US

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                  YEAR      % LEASED
           PROPERTY NAME         BUILT/       AS OF     COMPANY       TOTAL      ANCHOR
            AND LOCATION       RENOVATED(1) 6/30/2002  OWNED GLA(2)   GLA(3)      SF(4)
----------------------------------------------------------------------------------------
          FRANKLIN SQUARE            1990         95%    310,435     517,735     379,568

        INNES STREET MARKET          1998         99%    349,262     349,262     296,740

 MCMULLEN CREEK SHOPPING CENTER(10)  1988         96%    283,638     293,238      98,222

         NEW CENTRE MARKET           1998         98%    143,763     266,263     202,040

      RIVER RIDGE MARKETPLACE      1984/1996      93%    214,454     214,454     104,541

          TARRYMORE SQUARE           1989        100%    260,405     260,405     135,447

        UNIVERSITY COMMONS          1989         97%    231,943     231,943     139,282

   UNIVERSITY COMMONS GREENVILLE     1996        100%    232,821     338,021     270,249

           WENDOVER PLACE            1997         98%    415,886     548,786     441,954

                OHIO

         30TH STREET PLAZA         1951/1999      93%    157,085     157,085     111,251

         CLOCK TOWER PLAZA           1989         96%    237,975     244,475     172,300

           PROPERTY NAME                                                    ANNUALIZED     ANNUALIZED BASE
            AND LOCATION                    ANCHORS(5)                     BASE RENT(6)    RENT/SQ. FT.(7)
----------------------------------------------------------------------------------------------------------
          FRANKLIN SQUARE             Super Wal-Mart (Non-Owned)           $  2,840,458        $    9.15
                                      Best Buy
                                      Ross Dress for Less
                                      Bed, Bath & Beyond
                                      Dollar Tree
                                      Pep Boys (Ground Lease)
                                      OfficeMax
                                      Michaels

        INNES STREET MARKET           Food Lion Supermarket                $  3,275,370        $    9.38
                                      Lowe's Home Centers
                                      Tinseltown Cinema
                                      Marshalls
                                      Staples
                                      Circuit City
                                      Old Navy

 MCMULLEN CREEK SHOPPING CENTER(10)   Winn Dixie Supermarket               $  2,869,047        $   10.12
                                      Burlington Coat Factory

         NEW CENTRE MARKET            Target (Non-Owned)                   $  1,642,973        $   11.43
                                      Marshalls
                                      PetsMart
                                      OfficeMax

      RIVER RIDGE MARKETPLACE         Food Lion Supermarket                $  1,312,295        $    6.12
                                      Hamricks
                                      Kitchen & Company

          TARRYMORE SQUARE            Marshalls                            $  2,463,303        $    9.46
                                      Phar-Mor
                                      Dick's Sporting Goods

         UNIVERSITY COMMONS           Lowes Foods                          $  2,079,300        $    8.96
                                      TJ Maxx
                                      Phar-Mor
                                      AC Moore

   UNIVERSITY COMMONS GREENVILLE      Kroger Supermarket                   $  2,628,575        $   11.29
                                      TJ Maxx
                                      Circuit City
                                      Barnes & Noble
                                      Target (Non-Owned)
                                      Linens N Things

           WENDOVER PLACE             Kroger Supermarket                   $  3,668,223        $    8.82
                                      Kohl's
                                      Dick's Sporting Goods
                                      Babies R Us
                                      PetsMart
                                      Old Navy
                                      Linens N Things
                                      Target (Non-Owned)
                OHIO

         30TH STREET PLAZA            Giant Eagle Supermarket              $  1,395,987        $    8.89
                                      Marc's Pharmacy

         CLOCK TOWER PLAZA            Ray's Supermarket                    $  1,338,778        $    5.63
                                      Wal-Mart

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                  YEAR      % LEASED
           PROPERTY NAME         BUILT/       AS OF     COMPANY       TOTAL      ANCHOR
            AND LOCATION       RENOVATED(1) 6/30/2002  OWNED GLA(2)   GLA(3)      SF(4)
----------------------------------------------------------------------------------------

       SALEM CONSUMER SQUARE         1988         93%    274,652     274,652     131,650

            PENNSYLVANIA

          BOYERTOWN PLAZA            1961         84%     83,229      88,629      50,229

       LEHIGH SHOPPING CENTER      1955/1999      97%    343,432     347,432     241,887

            SOUTH DAKOTA

             BAKEN PARK            1962/1997      98%    195,526     195,526      95,039

             TENNESSEE

          OAKWOOD COMMONS          1989/1997      95%    291,535     295,285     192,279

    WATSON GLEN SHOPPING CENTER      1989         99%    264,360     264,360     206,427

       WILLIAMSON SQUARE(12)       1988/1993      79%    331,931     342,181     143,700

              VERMONT

           RUTLAND PLAZA           1966/1996      99%    224,514     234,514     182,264

             WISCONSIN

     FAIRACRES SHOPPING CENTER       1992        100%     79,736      82,486      58,678

          FITCHBURG RIDGE            1980         42%     49,996      61,246         N/A

          FOX RIVER PLAZA            1987        100%    169,883     173,383     137,113

            GARDEN PLAZA             1990         95%     80,099      80,099      49,564

           MADISON PLAZA           1988/1994      91%    127,584     127,584      68,309

          MEQUON PAVILIONS         1967/1991      91%    211,027     211,027      45,697

          MOORLAND SQUARE            1990         97%     98,288     195,388     149,674

          OAK CREEK CENTRE           1988         97%     91,510      99,510      50,000

           PROPERTY NAME                                                    ANNUALIZED     ANNUALIZED BASE
            AND LOCATION                    ANCHORS(5)                     BASE RENT(6)    RENT/SQ. FT.(7)
----------------------------------------------------------------------------------------------------------
       SALEM CONSUMER SQUARE         Cub Foods                             $2,266,963        $    8.25
                                     Office Depot
                                     Michigan Sporting Goods
                                     AJ Wright
            PENNSYLVANIA

          BOYERTOWN PLAZA            Ames Department Stores, Inc.          $  449,109        $    5.40

       LEHIGH SHOPPING CENTER        Supervalu Supermarket                 $1,636,259        $    4.76
                                     Ames Department Stores, Inc.
                                     Mega Marshalls
                                     Staples
                                     Franks Nursery
            SOUTH DAKOTA

             BAKEN PARK              Nash Finch Supermarket                $1,389,454        $    7.11
                                     Ben Franklin
                                     Boyd's Drug
             TENNESSEE

          OAKWOOD COMMONS            Albertson's Supermarket               $2,008,138        $    6.89
                                     K-Mart
                                     Peebles Dept. Store

    WATSON GLEN SHOPPING CENTER      Bi-Lo Foods                           $1,827,057        $    6.91
                                     K-Mart
                                     Goody's Family Clothing
                                     World Gym

       WILLIAMSON SQUARE(12)         Kroger Supermarket                    $2,194,124        $    6.61
                                     Hobby Lobby
                                     USA Baby

              VERMONT

           RUTLAND PLAZA             Price Chopper Supermarket             $1,738,308        $    7.74
                                     Wal-Mart
                                     TJ Maxx
                                     Plaza Movie Plex
             WISCONSIN

     FAIRACRES SHOPPING CENTER       Pick 'N Save Supermarket              $  677,426        $    8.50

          FITCHBURG RIDGE            N/A                                   $  184,867        $    3.70

          FOX RIVER PLAZA            Pick 'N Save Supermarket              $  815,748        $    4.80
                                     K-Mart

            GARDEN PLAZA             Pick 'N Save Supermarket              $  518,865        $    6.48

           MADISON PLAZA             SuperSaver Foods                      $  804,588        $    6.31

          MEQUON PAVILIONS           Jewel Foods / Osco Drugs              $2,180,328        $   10.33

          MOORLAND SQUARE            Pick 'N Save Supermarket              $  734,906        $    7.48
                                     K-Mart (Non-Owned)

          OAK CREEK CENTRE           Sentry Supersaver                     $  601,114        $    6.57

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                               YEAR              % LEASED
           PROPERTY NAME                       BUILT/             AS OF           COMPANY             TOTAL           ANCHOR
           AND LOCATION                      RENOVATED(1)        6/30/02        OWNED GLA(2)          GLA(3)           SF(4)
-----------------------------------------------------------------------------------------------------------------------------
        PARK PLAZA                            1959/1993                96%            114,678          114,678         74,063

        SPRING MALL                           1967/1994                77%            210,421          210,421        140,041

      TAYLOR HEIGHTS                            1989                  100%             85,072          223,862        158,630

                                                                -------------------------------------------------------------

TOTAL SHOPPING CENTERS                                                 93%         25,409,361       29,615,684     18,775,898
                                                                -------------------------------------------------------------

        SINGLE TENANT PROPERTIES:

       GENERAL HOST(7 PROPERTIES)
                 FLORIDA                      Various                 100%             14,000           14,000

    SAMBO'S RESTAURANTS(3 PROPERTIES)
                 FLORIDA                      Various                 100%             12,000           12,000

           SUBWAY(1 PROPERTY)
                 FLORIDA                        1975                  100%              1,800            1,800

                                                                -------------------------------------------------------------

TOTAL SINGLE TENANT PROPERTIES                                       100%              27,800           27,800
                                                                -------------------------------------------------------------

          OFFICE BUILDINGS:

    WILLIAM J. McCARTHY BUILDING              1963/1995                92%             93,335           93,335

         545 BOYLSTON STREET                  1972/1996                92%             89,390           89,390

      EXECUTIVE OFFICE BUILDING                    1970                93%             40,230           40,230

       FORTUNE OFFICE BUILDING                     1969                83%             58,503           58,503

                                                                -------------------------------------------------------------
TOTAL OFFICE BUILDINGS                                                 90%            281,458          281,458
                                                                -------------------------------------------------------------

TOTAL PORTFOLIO                                                        93%         25,718,619       29,924,942
                                                                =============================================================

                                                                                                                    ANNUALIZED
        PROPERTY NAME                                                                             ANNUALIZED          BASE
       AND LOCATION                                            ANCHORS(5)                         BASE RENT(6)    RENT/SQ. FT.(7)
---------------------------------------------------------------------------------------------------------------------------------
        PARK PLAZA                                Sentry Foods                                    $    611,022    $          5.33
                                                  Big Lots

        SPRING MALL                               Pick 'N Save Supermarket                        $  1,227,784    $          5.83
                                                  TJ Maxx
                                                  Walgreens

      TAYLOR HEIGHTS                              Piggly Wiggly Foods                             $    894,271    $         10.51
                                                  Wal-Mart (Non-Owned)
                                                  -------------------------------------------------------------------------------

TOTAL SHOPPING CENTERS                                                                            $204,342,694    $          8.04
                                                  -------------------------------------------------------------------------------

        SINGLE TENANT PROPERTIES:

       GENERAL HOST(7 PROPERTIES)
                 FLORIDA                                                                          $     89,138    $          6.37

    SAMBO'S RESTAURANTS(3 PROPERTIES)
                 FLORIDA                                                                          $    147,435    $         12.29

           SUBWAY(1 PROPERTY)
                 FLORIDA                                                                          $     13,200    $          7.33
                                                  -------------------------------------------------------------------------------

TOTAL SINGLE TENANT PROPERTIES                                                                    $    249,773    $          8.98
                                                  -------------------------------------------------------------------------------

          OFFICE BUILDINGS:

    WILLIAM J. McCARTHY BUILDING                  NETT                                            $  3,534,964    $         37.87
                                                  Heritage

         545 BOYLSTON STREET                      Allied Advertising                              $  3,137,133    $         35.09

      EXECUTIVE OFFICE BUILDING                   Lipner Gordon & Co.                             $    950,100    $         23.62
                                                  Norca
                                                  Sol G Atlas Realty
                                                  Heritage

       FORTUNE OFFICE BUILDING                    N/A                                             $  1,013,308    $         17.32
                                                  -------------------------------------------------------------------------------

TOTAL OFFICE BUILDINGS                                                                            $  8,635,505    $         30.68
                                                  -------------------------------------------------------------------------------

TOTAL PORTFOLIO                                                                                   $213,227,972    $          8.29
                                                  ===============================================================================


                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                             PROPERTY LISTING NOTES

(1) Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2) Represents gross leasable area owned by us, including 967,985 square feet of gross leaseable area subject to ground leases and excludes 4,206,323 square feet of non-owned gross leasable area.

(3) Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company-Owned GLA, Total GLA includes approximately 4.2 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 0.9 million square feet of ground leased gross leaseable area.

(4) Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5) We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

(6) We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at June 30, 2002 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT's real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7)     Represents Annualized Base Rent divided by Company Owned GLA at June 30,
        2002.

(8)     Property contains 11,697 square feet of office space.

(9)     Property is comprised of two shopping centers.

(10)    Property contains 32,406 square feet of office space.

(11) We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12)    Williamson Square is owned in a joint venture of which we own 60%.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

            VALUE CREATION PIPELINE - 2002 ACQUISITIONS/DISPOSITIONS

                                  ACQUISITIONS

                                               COMPANY      INITIAL      PERCENT
PROPERTY                      DATE ACQUIRED   OWNED GLA    INVESTMENT    LEASED
--------                      -------------   ---------   ------------   ------
Cross Keys Commons                   Mar-02     371,128     34,000,000       91%
Montgomery Towne Center              May-02     176,361     18,700,000      100%
The Pioneer Properties               May-02   1,114,387     78,100,000       98%
Marketplace Shopping Center          May-02     241,967     20,100,000       96%

                                              ---------   ------------   ------
  TOTAL ACQUISITIONS                          1,903,843   $150,900,000       96%
                                              =========   ============   ======

                                  DISPOSITIONS

                                                                                            NET
PROPERTY              TYPE               DATE DISPOSED   NET PROCEEDS   NET BOOK VALUE      GAIN
--------              ----               -------------   ------------   --------------   -----------
Flower Hill           Office Building           Mar-02      4,200,000        2,826,000   $ 1,374,000
                                                         ------------   --------------   -----------

  TOTAL DISPOSITIONS                                     $  4,200,000   $    2,826,000   $ 1,374,000
                                                         ============   ==============  ============

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

PROPERTY NAME:                                Cross Keys Commons
LOCATION:                                     Turnersville, NJ
SIZE:                                         371,000 company-owned GLA
YEAR BUILT/RENOVATED                          1995
PURCHASE PRICE:                               $34.0 million
CLOSING DATE:                                 March 2002
% LEASED                                      92%
FUNDING SOURCE:                               Line of Credit
ANCHOR TENANTS:

     TENANT                         SF                LEASE EXPIRATION
     ------                      -------              ----------------
Wal-Mart                         115,328                  9/6/2011
Acme Markets                      57,873                 11/30/2014
Staples                           23,767                  4/30/2011
Sears                             22,010                  7/6/2005

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

PROPERTY NAME:                            Montgomery Towne Center
LOCATION:                                 Montgomery, AL
SIZE:                                     176,000 company-owned GLA
YEAR BUILT/RENOVATED
PURCHASE PRICE:                           $18.7 million
CLOSING DATE:                             May 2002
% LEASED                                  99%
FUNDING SOURCE:                           Line of Credit, Mortgage Loan Payable
ANCHOR TENANTS:

        TENANT                              SF            LEASE EXPIRATION
        ------                            ------          ----------------
Winn Dixie (Non-Owned)
Bed, Bath & Beyond                        36,806              1/31/2014
Circuit City                              32,034              5/31/2005
Barnes & Noble                            25,491              5/31/2011
Carmike Cinemas (Non-Owned)
Just for Feet                             27,250              2/28/2013
Office Max                                23,500              1/31/2016

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

PROPERTY NAME:                             The Pioneer Properties
LOCATION:                                  Pittsfield, MA, Grand Traverse, MI,
                                           Bedford, NH, Watertown, NY
SIZE:                                      1,114,000 company owned GLA
YEAR BUILT/RENOVATED
 GRAND TRAVERSE CROSSING                   1996
 BEDFORD GROVE                             1989
 BERKSHIRE CROSSING                        1996
 SALMON RUN                                1993
PURCHASE PRICE:                            $78.1 million
CLOSING DATE:                              May 2002
% LEASED                                   98%
FUNDING SOURCE:                            OP Units, Line of Credit, Assumed
                                           Mortgage Loans Payable
ANCHOR TENANTS:

          TENANT                          SF         LEASE EXPIRATION
          ------                       -------       ----------------
GRAND TRAVERSE CROSSING
       Wal-Mart (Ground Lease)         125,137          10/18/2026
     Home Depot (Ground Lease)         111,847           1/31/2027
        Borders (Ground Lease)          28,146           1/31/2027
                       Staples          24,218          10/31/2011
                     Toys R Us          27,443           1/31/2012
                      PetsMart          22,365           1/31/2013
BEDFORD GROVE
       Wal-Mart (Ground Lease)         119,097           12/3/2019
                   Shop N Save          56,648           6/30/2010
BERKSHIRE CROSSING
       Wal-Mart (Ground Lease)         116,097           4/25/2020
     Home Depot (Ground Lease)         113,816           4/30/2030
                 Price Chopper          82,172           6/30/2020
                Barnes & Noble          17,464           5/25/2010
                       Staples          28,650           5/31/2010
                     Michael's          17,500           2/28/2006
SALMON RUN
       Hannaford's Supermarket          52,180           5/31/2013
            K-Mart (Non-Owned)


                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

PROPERTY NAME:                                  Marketplace Shopping Center
LOCATION:                                       Independence, Missouri
SIZE:                                           242,000 company-owned GLA
YEAR BUILT/RENOVATED                            1988
PURCHASE PRICE:                                 $20.1 million
CLOSING DATE:                                   May 2002
% LEASED                                        95%
FUNDING SOURCE:                                 Line of Credit
ANCHOR TENANTS:

         TENANT                    SF              LEASE EXPIRATION
         ------                  ------            ----------------
Price Chopper Supermarket        83,872               4/30/2008
Old Navy                         50,070               3/31/2008

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
                         PRO FORMA FINANCIAL INFORMATION
                                  June 30, 2002
                                   (Unaudited)

PRESENTATION

     A pro forma condensed consolidated balance sheet as of June 30, 2002 has not been included. Transactions, including property acquisitions, sales, and the offering, occurred prior to June 30, 2002, and therefore, are reflected in the historical consolidated balance sheet of the Company as of June 30, 2002. The issuance of restricted stock to management, which occurred subsequent to June 30, 2002, has no net effect on shareholders' equity and, therefore, does not result in an adjustment to the historical consolidated balance sheet as of June 30, 2002.

     The accompanying pro forma condensed consolidated statement of income for the six months ended June 30, 2002 presents the Company's historical amounts adjusted for the effects of property acquisitions and sales during the six months ended June 30, 2002, to reflect the Company on a pre-initial public offering pro forma basis as if these events had occurred on January 1, 2002. These pre-initial public offering amounts are then adjusted for the effects of the Company's initial public offering, the issuance of restricted stock to management and the new line of credit and termination of the Company's interest rate collar, as if these events had occurred on January 1, 2002.

     The pro forma condensed consolidated statement of income should be read in conjunction with the Company's consolidated financial statements, including the notes thereto, included in the Company's Form 10-Q. The pro forma condensed consolidated statement of income for the six months ended June 30, 2002 does not purport to represent results of operations that would actually have occurred had the indicated transactions been completed on January 1, 2002, or to project the Company's results of operations for any future period.

     The accompanying pro forma Funds from Operations and pro forma ratios are derived from the pro forma condensed consolidated statement of income for the six months ended June 30, 2002.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
              Pro Forma Condensed Consolidated Statement of Income
                         Six Months Ended June 30, 2002
                                   (unaudited)
                (in thousands of dollars, except per-share data)

                                                                           (A)             (B)             (C)              (D)

                                                                                          PRO FORMA ADJUSTMENTS
                                                                                      ----------------------------
                                                                                                                        PRO FORMA
                                                                                                                       MOUNTS PRIOR
                                                                                                                          TO THE
                                                                                                                        OFFERING,
                                                                                                                       ISSUANCE OF
                                                                                                                        RESTRICTED
                                                                                                                        STOCK AND
                                                                                                                       TERMINATION
                                                                       HISTORICAL       PROPERTY        PROPERTY       OF INTEREST
                                                                         AMOUNTS      ACQUISITIONS       SALES         RATE COLLAR
                                                                      ------------    ------------    ------------    ------------
   Income:
     Rentals and recoveries                                           $    135,768           5,310            (176)        140,902
     Interest and other                                                         40              14              --              54
                                                                      ------------    ------------    ------------    ------------

                                                       Total income        135,808           5,324            (176)        140,956
                                                                      ------------    ------------    ------------    ------------

   Expenses:
     Property operating expenses                                            19,469             516             (32)         19,953
     Real estate taxes                                                      19,395             516             (54)         19,857
     Depreciation and amortization                                          34,518           1,334             (20)         35,832
     Interest                                                               38,754           2,298             (38)         41,014
     General and administrative                                             13,650              --              --          13,650
                                                                      ------------    ------------    ------------    ------------
                                                     Total expenses        125,786           4,664            (144)        130,306
                                                                      ------------    ------------    ------------    ------------
                                            Income before net gains         10,022             660             (32)         10,650

   Net gains on sales of real estate investments and equipment               1,374              --          (1,374)             --
   Net derivative gains                                                     (7,766)             --              --          (7,766)
                                                                      ------------    ------------    ------------    ------------

Income (loss) before allocation to minority interests                        3,630             660          (1,406)          2,884
Income allocated to minority interests                                      (3,328)             --              --          (3,328)
                                                                      ------------    ------------    ------------    ------------

       Income before discontinued operations and extraordinary item            302             660          (1,406)           (444)

Operating income from discontinued operations                                  142              --              --             142
                                                                      ------------    ------------    ------------    ------------

                                   Income before extraordinary item            444             660          (1,406)           (302)
Extraordinary loss on prepayment of debt                                    (6,749)             --              --          (6,749)
                                                                      ------------    ------------    ------------    ------------

                                                           Net loss         (6,305)            660          (1,406)         (7,051)

   Preferred stock distributions                                           (14,302)             --              --         (14,302)
   Accretion of redeemable equity                                             (328)             --              --            (328)
                                                                      ------------    ------------    ------------    ------------
              Net (loss) income attributable to common shareholders        (20,935)            660          (1,406)        (21,681)
                                                                      ============    ============    ============    ============
Per-share data:
 Basic (loss) earnings attributable to common shareholders            $      (1.11)                                   $      (1.15)
                                                                      ============                                    ============

Diluted (loss) earnings attributable to common shareholders           $      (1.11)                                   $      (1.15)
                                                                      ============                                    ============

Weighted average common shares outstanding                              18,843,926                                      18,843,926
                                                                      ============                                    ============

                                                                             (E)             (F)

                                                                                            2002

                                                                                         PRO FORMA
                                                                                          AMOUNTS
                                                                          PRO-FORMA    POST-ADJUSTMENT
                                                                          EFFECTS OF     FOR EFFECTS
                                                                              THE          OF THE
                                                                           OFFERING,      OFFERING,
                                                                          ISSUANCE OF    ISSUANCE OF
                                                                          RESTRICTED     RESTRICTED
                                                                           STOCK AND      STOCK AND
                                                                          TERMINATION    TERMINATION
                                                                          OF INTEREST    OF INTEREST
                                                                          RATE COLLAR    RATE COLLAR
                                                                         ------------    ------------
   Income:
     Rentals and recoveries                                                        --         140,902
     Interest and other                                                            --              54
                                                                         ------------    ------------

                                                       Total income                --         140,956
                                                                         ------------    ------------

   Expenses:
     Property operating expenses                                                   --          19,953
     Real estate taxes                                                             --          19,857
     Depreciation and amortization                                                 --          35,832
     Interest                                                                  (6,980)         34,034
     General and administrative                                                 1,833          15,483
                                                                         ------------    ------------
                                                     Total expenses            (5,147)        125,159
                                                                         ------------    ------------
                                            Income before net gains             5,147          15,797

   Net gains on sales of real estate investments and equipment                     --              --
   Net derivative gains                                                            --          (7,766)
                                                                         ------------    ------------

Income (loss) before allocation to minority interests                           5,147           8,031
Income allocated to minority interests                                             --          (3,328)
                                                                         ------------    ------------

       Income before discontinued operations and extraordinary item             5,147           4,703

Operating income from discontinued operations                                      --             142
                                                                         ------------    ------------

                                   Income before extraordinary item             5,147           4,845
Extraordinary loss on prepayment of debt                                           --          (6,749)
                                                                         ------------    ------------

                                                           Net loss             5,147          (1,904)

   Preferred stock distributions                                               14,302              --
   Accretion of redeemable equity                                                 328              --
                                                                         ------------    ------------
              Net (loss) income attributable to common shareholders            19,777          (1,904)
                                                                         ============    ============
Per-share data:
 Basic (loss) earnings attributable to common shareholders                               $      (0.05)
                                                                                         ============

Diluted (loss) earnings attributable to common shareholders                              $      (0.05)
                                                                                         ============

Weighted average common shares outstanding                                                 41,504,208
                                                                                         ============

See accompanying notes to pro forma condensed consolidated statement income.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                         SIX MONTHS ENDED JUNE 30, 2002
                                   (UNAUDITED)

     NOTES AND MANAGEMENT ASSUMPTIONS

A. This column reflects the historical statement of income of the Company for the six months ended June 30, 2002, as contained in the historical consolidated financial statements and notes thereto included in the Company's Form 10-Q.

B. This column reflects pro forma revenues and expenses attributable to the completed acquisitions of Cross Keys Commons, the Pioneer Properties, which include four shopping centers, and Montgomery Towne Center. The acquisition of Cross Keys Commons was closed in March 2002, and the acquisitions of the Pioneer Properties and Montgomery Towne Center were closed in May 2002. Interest expense of $2,298,000 includes pro forma interest of $585,000 attributable to draws under the line of credit to fund these acquisitions and $1,713,000 of pro forma interest on the mortgage loans assumed. The chart below summarizes the assumed rate terms of the debt issued or assumed in connection with these acquisitions:

                                                                                 WEIGHTED
                                                                                 AVERAGE   TYPE OF
     TYPE OF DEBT                                                                 RATE       RATE

     Mortgage loans payable                                                       8.14%     Fixed
     Line of credit facility, excluding the effect of the interest rate collar    3.58%    Variable

     If interest rates on the variable rate debt issued or assumed in connection with the above acquisitions changed by 1/8%, the corresponding effect on net income for the six months ended June 30, 2002 would be approximately $21,000.

     Pro forma revenues and expenses attributable to Marketplace Shopping Center have not been reflected as of January 1, 2002, due to the fact that both the execution of the purchase and sale agreement and the closing of the acquisition occurred subsequent to the IPO. The results of operations of Marketplace Shopping Center are included in the historical condensed consolidated statement of income for the six months ended June 30, 2002, from the acquisition date of May 21, 2002 through June 30, 2002.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                         SIX MONTHS ENDED JUNE 30, 2002
                                   (UNAUDITED)

C. This column reflects the removal of historical revenues and expenses of Flower Hill, an office building sold in March 2002. Net sales proceeds of $4,200,000 are applied as repayments under the Company's line of credit (variable rate of 3.58%) at January 1, 2002, resulting in pro forma savings of $38,000 from the historical interest expense. This column does not reflect the removal of historical revenues and expenses of 11 single tenant properties classified as Real Estate Investments held for sale as of June 30, 2002 due to the fact that both the execution of sale documents and the closing of the sales will not occur subsequent to the IPO. The results of operations of the 11 single tenant properties are included in the historical condensed consolidated statement of income for the six months ended June 30, 2002 as income from discontinued operations. If interest rates on all debt repaid in connection with the property sales changed by 1/8%, the corresponding effect on net income for the quarter would be approximately $3,000.

D. This column reflects the pro forma condensed consolidated statement of income of the Company for the six months ended June 30, 2002 before the pro forma effects of the offering, issuance of restricted stock and the termination of the interest rate collar.

E. This column reflects the application of $321,000,000 of the net offering proceeds from the primary offering and $1,888,000 of the net proceeds from the exercise of the underwriters overallottment to repay $222,888,000 of the balance outstanding under the prior and new line of credit and $100,000,000 of subordinated debt outstanding at January 1, 2002. The debt repayments result in pro forma savings of $6,196,000 from the historical interest expense for the six months ended June 30, 2002. The $6,196,000 of actual interest expense incurred in 2002 includes $3,483,000 of interest expense on the line of credit, as well as $2,266,000 of interest expense and amortization of deferred financing costs of $447,000 on the subordinated debt. The chart below summarizes the rate terms of the debt repaid with offering proceeds:

                                                                                 WEIGHTED
                                                                                 AVERAGE   TYPE OF
     TYPE OF DEBT                                                                 RATE       RATE

     Line of credit facility, including effect of related interest rate collar    4.70%    Variable
     Subordinated debt                                                            6.80%    Variable


     If interest rates on all debt repaid with offering proceeds changed by 1/8%, the corresponding effect on net income for the quarter would be approximately $100,000.


                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                         SIX MONTHS ENDED JUNE 30, 2002
                                   (UNAUDITED)

     Upon the completion of the offering, all shares of the Company's Series A 8.5% Cumulative Convertible Participating Preferred Stock automatically converted on a one-to-one basis into the Company's common stock, resulting in the elimination of preferred stock distributions of $14,302,000 for the six months ended June 30, 2002. In addition, historical accretion of redeemable equity of $328,000 is eliminated on a pro forma basis upon conversion of redeemable equity at the offering date.

     This column also reflects the pro forma interest savings associated with the termination of the interest rate collar. The termination of the interest rate collar results in pro forma interest savings of $784,000, from the historical interest expense for the six months ended June 30, 2002, reflected by a 1.12% interest rate savings.

     This column also reflects the issuance of 155,000 restricted common shares to members of senior management at a price of $23.65 per share. Stock compensation is recognized over the performance and vesting period.

F. This column reflects the pro forma condensed consolidated statement of income of the Company for the six months ended June 30, 2002 after the pro forma effects of the offering.

     For purposes of calculating post-offering pro forma basic and diluted earnings per share, weighted average common shares outstanding includes the following:

     Common shares outstanding as of 6/30/02                                                    41,349,208
     Special stock grants to senior management and other key employees in July 2002                155,000
                                                                                               -----------
     Total pro forma basic weighted average common shares outstanding                           41,504,208
                                                                                               ===========
     Total post-offering pro forma basic weighted average common shares outstanding             41,504,208
     Effect of dilutive stock options and warrants                                                   4,851
     Exchangeable limited partnership units in Bradley Operating Limited Partnership               340,270
                                                                                               -----------
                  Total pro forma diluted weighted average common shares outstanding            41,849,329
                                                                                               ===========

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
                         PRO FORMA FUNDS FROM OPERATIONS
                    THREE AND SIX MONTHS ENDED JUNE 30, 2002
                                   (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                           THREE MONTHS ENDED  THREE MONTHS ENDED  SIX MONTHS ENDED
                                                                             MARCH 31, 2002      JUNE 30, 2002      JUNE 30, 2002
                                                                           ------------------  ------------------  ----------------
Net loss attributable to common shareholders                               $           (6,197)            (14,738)          (20,935)

Effect of pro forma property acquisitions, net of proforma property sales                 356                 272               628
Gains on sales of real estate investments and equipment                                (1,374)                 --            (1,374)

Pro forma effect of repayment of line of credit facility and
  subordinated debt                                                                     5,054               1,142             6,196
Pro forma effect of termination of interest rate collar                                   588                 196               784
                                                                           ------------------  ------------------  ----------------
  Total pro forma interest savings                                                      5,642               1,338             6,980
                                                                           ------------------  ------------------  ----------------
Stock compensation expense - Issuance of 155,000 shares to senior
  management                                                                             (916)               (917)           (1,833)
Income allocated to limited partnership units                                             (73)                 73                --
Preferred stock dividends                                                              10,850               3,452            14,302
Accretion of preferred equity                                                             249                  79               328
                                                                           ------------------  ------------------  ----------------
     Pro forma net income (loss) attributable to common shareholders                    8,537             (10,441)           (1,904)
                                                                           ------------------  ------------------  ----------------
Depreciation and amortization (real estate related), excluding
  pro forma property acquisitions                                                      17,271              17,370            34,641
Depreciation and amortization (real estate related), pro forma
  property acquisitions                                                                   962                  --               962
                                                                           ------------------  ------------------  ----------------
  Total pro forma depreciation and amortization (real estate related)                  18,233              17,370            35,603
                                                                           ------------------  ------------------  ----------------
Accelerated and non-recurring stock compensation                                          674               6,751             7,425
Net derivative losses                                                                     150               7,616             7,766
Extraordinary loss on prepayment of debt                                                   --               6,749             6,749
                                                                           ------------------  ------------------  ----------------
     Pro forma funds from operations                                       $           27,594              28,045            55,639
                                                                           ------------------  ------------------  ----------------
Per Share Data:
                                                                           ==================  ==================  ================
Basic funds from operations                                                $             0.66                0.68              1.34
                                                                           ==================  ==================  ================
Diluted funds from operations                                              $             0.66                0.67              1.33
                                                                           ==================  ==================  ================
Weighted average commons shares outstanding - Basic                                41,504,208          41,504,208        41,504,208
                                                                           ==================  ==================  ================
Weighted average commons shares outstanding - Diluted                              41,849,329          41,849,329        41,849,329
                                                                           ==================  ==================  ================

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                            SELECTED PRO-FORMA RATIOS

                                                                 SIX MONTHS ENDED
                                                                  JUNE 30, 2002
                                                                 ----------------
COVERAGE RATIOS (1)
   Fixed Charge Coverage Ratio                                               2.45
     EBITDA /(Interest+Principal+ Preferred Dividends)
   Interest Coverage Ratio (including capitalized interest)                  2.76
     EBITDA /Interest

(1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.